1933 Act File No. 2-85406
                                                  1940 Act File No. 811-3814

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                    / /
Pre-Effective Amendment No.                                               / /
Post-Effective Amendment No. 22                                           /x/
and/or
REGISTRATION STATEMENT UNDER THE                                          / /
INVESTMENT COMPANY ACT OF 1940
Amendment No. 23                                                          /x/
(Check appropriate box or boxes.)


                      RESERVE NEW YORK TAX-EXEMPT TRUST
              (Exact Name of Registrant as Specified in Charter)

              1250 Broadway, 32nd Floor, New York, NY 10001-3701
             (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (212) 401-5500

                           MaryKathleen Foynes, Esq.
                       Reserve New York Tax-Exempt Trust
                           1250 Broadway, 32nd Floor
                            New York, NY 10001-3701
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

--------- Immediately upon filing pursuant to paragraph (b) of Rule 485 --------- on date pursuant to paragraph (b) of Rule 485
--------- 60 days after filing pursuant to paragraph (a)of Rule 485 --------- on (date) pursuant to paragraph (a)(2) of Rule 485
    X     75 days after filing pursuant to paragraph (a)(2)
---------

The Commission is requested to send copies of all communications to:

                             Sander M. Bieber, Esq.
                             Dechert Price & Rhoads
                              1775 Eye Street, NW
                              Washington, DC 20006

Title of Securities Being Registered: Reserve New York Tax Exempt Trust - Common Stock (par value of $.001 per share).

                            RESERVE NEW YORK TAX-EXEMPT TRUST

                CROSS REFERENCE SHEET PURSUANT TO RULE 495A(a)


PART A.  ITEM NO. AND CAPTIONS                CAPTION IN PROSPECTUS

         1.    Cover Page                     Cover Page
         2.    Synopsis                       Not Applicable
         3.    Condensed Financial            Financial Highlights
               Information
         4.    General Description of         Investment Objective and Policies
               Registrant
         5.    Management of the Fund         Management
         6.    Capital Stock and Other        Shares of Beneficial Interest
               Securities
         7.    Purchase of Securities Being   How to Buy Shares
               Offered
         8.    Redemption or Repurchase       Redemptions
         9.    Legal Proceedings              Not Applicable

PART B.  ITEM NO. AND CAPTIONS                CAPTION IN STATEMENT OF
                                              ADDITIONAL INFORMATION

         10.   Cover Page                     Cover Page
         11.   Table of Contents              Table of Contents
         12.   General Information and        Not Applicable
               History
         13.   Investment Objectives and      Investment Objective and Policies
               Policies
         14.   Management of Registrant       Trustees and Executive Officers
         15. Control Persons and Principal Shares of Holders of Securities Holders of Securities
         16.   Investment Advisory and Other  Investment Management,
               Services                       Distribution, Service and
                                              Custodian Agreements
         17.   Brokerage Allocation and       Portfolio Turnover, Transaction
               Other Practices                Charges and Allocation
         18.   Capital Stock and Other        Shares of Beneficial Interest
               Securities
         19.   Purchase, Redemption, and      Purchase, Redemption and Pricing
               Pricing of Securities Being    of Shares
               Offered
         20.   Tax Status                     Distributions and Taxes
         21.   Underwriters                   Investment Management,
                                              Distribution, Services and
                                              Custodian Agreements
         22.   Calculation of Yield Questions Fund Yield
         23.   Financial Statements           Financial Statements

[THE RESERVE FUNDS LOGO]
                                  General Information, Purchases and Redemptions 24-Hour Yield and Balance Information

                                  Nationwide 800-637-1700 - www.reservefunds.com

                              TAX-EXEMPT MONEY MARKET FUNDS
                                     FOR RESIDENTS OF
                CALIFORNIA, CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN,
                       NEW JERSEY, NEW YORK, OHIO and PENNSYLVANIA


   The New York Tax-Exempt Fund of Reserve New York Tax-Exempt Trust and the California Tax-Exempt, California II Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, New Jersey Tax-Exempt, Ohio Tax-Exempt and Pennsylvania Tax-Exempt Funds of Reserve Tax-Exempt Trust (each a "Fund," together the "Fund(s)") are money-market funds whose investment objective is to seek as high a level of short-term interest income exempt from federal income and state and local personal income and/or property taxes, if any, for resident holders of the particular state fund as is consistent with preservation of capital and liquidity.


   The Funds are designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and are designed to reduce or eliminate for the investor the mechanical problems of direct investment in money-market instruments such as evaluating the credit of issuers, investing in round lots, scheduling maturities, safeguarding receipt and delivery of securities and reinvesting.

   Each of the Funds invests principally in high-quality, tax-exempt obligations issued by the specific state and its counties, municipalities, authorities or other political subdivisions.

   Shares of the Funds are neither guaranteed nor insured by the U.S. government and there can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.


   This Prospectus sets forth the information about the Funds which a prospective investor should know before investing. A Statement of Additional Information ("SAI") dated __________, 1999, providing further details about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. It may be obtained without charge by writing or calling the Funds. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, Prospectus, material incorporated by reference, and other information regarding the Funds filed electronically with the SEC.


   Shares of the Funds are not deposits or obligations of, or obligations guaranteed or endorsed by any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
---------------


                            Prospectus dated _________, 1999.
      Investors are advised to read and retain this Prospectus for future reference.

                                   SHAREHOLDER EXPENSES


   The following tables illustrate all expenses and fees that a shareholder of each Fund will incur directly or indirectly.


                             Shareholder Transaction Expenses

                       Sales Load Imposed on Purchases.........  None
                       Sales Load Imposed on Reinvested          None
                       Dividends...............................
                       Redemption Fees*........................  None
                       Exchange Fees...........................  None


*A $2 fee will be charged on redemption checks issued by the Funds of less than $100 and a $10 fee will be charged for wire redemption of less than $10,000.

                             Annual Fund Operating Expenses*
                         (as a percentage of average net assets)

              New     ConnecticFlorida CalifornCaliforniMassachuMichigan New      Ohio   Pennsylvania
               York   Tax-ExempTax-ExemTax-Exempt II    Tax-ExemTax-ExempJersey  Tax-ExemTax-Exempt
              Tax-ExemptFund    Fund    Fund1  Tax-ExemptFund    Fund3   Tax-ExempFund     Fund
               Fund                             Fund2                     Fund

Management     --       --      --         .50%  --      --       --      --      --      --
Fee
Comprehensive     .80%    .80%     .80%            .80%     .80%    .80%     .80%    .80%    .80%
Fee
12b-1 Fee         .20%    .20%     .20%    .20%    .20%     .20%    .20%     .20%    .20%    .20%
Other           --       --      --     --       --      --        --     --      --      --
Expenses:+

Administration
       and      --       --      --              --      --        --     --      --      --
Operations                             .22%
       Expenses
   Equipment    --       --      --       .03%   --      --        --     --      --      --
   Other        --       --      --         .01% --      --        --     --      --      --
                                       --------
Total
Operating        1.00%   1.00%    1.00%     .96%   1.00%   1.00%   1.00%    1.00%   1.00%   1.00%
                =====   =====    ===== ========   =====   =====   =====    =====   =====   =====
Expenses

   * The information for each Fund in the table above has been restated to reflect current fees. Each of the Funds, except for the California Tax-Exempt Fund has entered into a new investment management agreement effective __________, 1999 under which each Fund is charged a comprehensive management fee of 0.80% per annum of its average net assets for both advisory and ordinary operating expenses during the year. See "Management--Investment Management Agreement" on page __.
   1 California Tax-Exempt Fund is charged an annual investment management fee based on its average daily net assets calculated as (1) 0.50% per annum of the first $500 million of average daily net assets; (ii) 0.475% per annum of the next $500 million of such assets; (iii) 0.45% per annum of the next $500 million; (iv) 0.425% per annum of the next $500 million of such assets; and (v) 0.40% per annum of such assets in excess of $2 billion. See "Management--Investment Management Agreement" on page ___. The investment management agreement for the California Tax-Exempt Fund will terminate effective __________, 1999 as a result of a change in control of the investment adviser. On an interim basis, the investment adviser for the California Tax-Exempt Fund will provide advisory services at no cost to the Fund.
   2 Shares of the California II Tax-Exempt Fund were not offered until ____________, 1999.
   3 Shares of the Michigan Tax-Exempt Fund were not offered until December 14, 1998. + Fees paid pursuant to a Service Agreement. See "Management -- Investment Management Agreement on page __. The Service Agreement continues in effect until terminated on 120 days notice and will not be affected by the change in control.




   The purpose of these tables is to assist the investor in understanding the costs and expenses that a shareholder in a Fund will bear directly or indirectly.

   The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period.


                         1 Year 3 Years 5 Years10 Years
         New York Tax-Exempt Fund..............   $10    $32     $55    $122
         Connecticut Tax-Exempt Fund...........   $10    $32     $55    $122
         Florida Tax-Exempt Fund...............   $10    $32     $55    $122
         California Tax-Exempt Fund.........      $10    $31     $53    $118
         California II Tax-Exempt Fund.........   $10    $32     $55    $122
         Massachusetts Tax-Exempt Fund.........   $10    $32     $55    $122
         Michigan Tax-Exempt Fund..............   $10    $32     $55    $122
         New Jersey Tax-Exempt Fund............   $10    $32     $55    $122
         Ohio Tax-Exempt Fund..................   $10    $32     $55    $122
         Pennsylvania Tax-Exempt Fund..........   $10    $32     $55    $122

These examples should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

                                   FINANCIAL HIGHLIGHTS


   The following information applies to a share of the Reserve New York Tax-Exempt Trust -- New York Tax-Exempt Fund and Reserve Tax-Exempt Trust -- California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Tax-Exempt Funds outstanding throughout each period. The Reserve Tax-Exempt Trust did not begin offering shares of the Michigan Tax-Exempt Fund and the California II Tax-Exempt Fund until December 14, 1998 and __________, 1999, respectively. This information should be read in conjunction with the financial statements and related notes incorporated by reference. Such information for the periods through May 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose report appears in the Trusts' Annual Report to Shareholders for the fiscal year ended May 31, 1998, which is incorporated by reference in the SAI. Further information concerning investment performance is contained in the Trusts' Annual Report, which is available without charge. Financial information for the period June 1, 1998 through November 30, 1998 is unaudited.



                    June 1,
                    1998
                     through                              For Fiscal Years Ended May 31,
New York Tax-Exempt Nov. 30,     1998   1997    1996    1995    1994    1993     1992    1991     1990     1989
-----------------------------  ----------------------------------------------- ---------------- -------- ------
Fund                   1998
----                   ----
Net asset value,    (Unaudited)
  beginning of      $ 1.0000   $ 1.000$ 1.0000$ 1.0000$ 1.0000$ 1.0000$ 1.0000 $ 1.0000$ 1.0000 $ 1.0000 $ 1.0000
                    --------   ----------------------------------------------- ---------------- -------- --------
year..............
Income from
  investment           .0167      .0363  .0352   .0381   .0352   .0249   .0281    .0421   .0563    .0616    .0600
operations........
Expenses.......       (.0050)     .0095  .0105   .0105   .0099   .0099   .0103    .0104   .0105    .0100    .0103
                    ---------  ----------------------------------------------- ---------------- -------- --------
Net investment         .0117      .0268  .0247   .0276   .0253   .0150   .0178    .0317   .0458    .0516    .0497
income (1)........
Dividends from net
invest-               (.0117)    (.0268)(.0247) (.0276) (.0253) (.0150) (.0178)  (.0317) (.0458)  (.0516)  (.0497)
                    --------   -------- ------ ------- ------- ------- ------- -------- ------- -------- --------
  ment income
(loss) (1)........
Net asset value,
end                 $ 1.0000   $ 1.000$ 1.0000$ 1.0000$ 1.0000$ 1.0000$ 1.0000 $ 1.0000$ 1.0000 $ 1.0000 $ 1.0000
                    ========   =============================================== ================ ======== ========
  of year.........
Total Return......     2.36%       2.68%  2.47%   2.76%   2.53%   1.50%   1.78%    3.17%   4.58%    5.16%   4.97%
Ratios/Supplemental
Data
Net assets in       $181,400   $171,21$153,180$125,454$152,906$148,387$149,785 $156,567$148,079 $120,142 $90,378
thousands, end
  of  year........
Ratio of expenses
to                    1.00%(2)      .94%  1.04%   1.04%    .98%    .98%   1.02%    1.03%   1.01%     .98%   1.00%
  average net
assets............
Ratio of net
investment income     2.32%(2)     2.6%   2.43%   2.72%   2.48%   1.48%   1.76%    3.09%   4.43%    5.02%   4.86%
  to average net
assets............



                                           June 1,                                    Oct. 17, 1994
                                              1998                                    (Commencement
                                            through   For Fiscal Years Ended May 31,  of Operations)
           California Tax-Exempt Fund      Nov. 30,      1998      1997        1996    through May
      --   ---------------------------     ---------  --------- ---------   ---------  -----------
                                              1998                                       31, 1996
                                              ----                                       --------
                                           (Unaudited)
      Net asset value, beginning of year.    $1.0000    $1.0000   $1.0000     $1.0000      $1.0000
                                             -------    -------   -------     -------      -------
      Income from investment operations..      .0160      .0358     .0341       .0379        .0243
      Expenses...........................     (.0050)     .0098     .0102       .0106        .0062
                                              -------   -------   -------     -------      -------
      Net investment income (1)..........      .0110      .0260     .0239       .0273        .0181
      Dividends from net investment           (.0110)    (.0260)   (.0239)     (.0273)      (.0181)
                                             -------    -------   -------     -------      -------
      income (loss) (1)..................
      Net asset value, end of year.......    $1.0000    $1.0000   $1.0000     $1.0000      $1.0000
                                             =======    =======   =======     =======      =======
      Total Return.......................     2.24%(2)     2.60%     2.39%       2.73%       1.81%(2)
      Ratios/Supplemental Data
      Net assets in thousands, end of year   $123,800   $66,933   $30,952     $12,612      $11,088
      Ratio of expenses to average net        1.00%(2)      .96%     1.03%       1.04%       1.02%(2)
      assets.............................
      Ratio of net investment income to       2.19%(2)     2.55%     2.40%       2.67%       2.95%(2)
      average net assets.................


                         June 1,
                          1998                                                    For Fiscal Years Ended May 31,
                                   --------------------------------               ------------------------------
                         through
Connecticut Tax-Exempt  Nov. 30,     1998    1997     1996    1995      1994      1993     1992      1991      1990      1989
----------------------- ---------  ------- -------  ------- -------- --------- ------------------ --------- --------- -------
Fund                      1998
----------                ----
                       (Unaudited)
Net asset value,         $1.0000   $ 1.0000$ 1.0000 $ 1.0000$ 1.0000 $ 1.0000  $ 1.0000 $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
                         -------   ---------------- ---------------- --------  -------- --------  --------  --------  --------
beginning of year.........
Income from                .0169      .0358   .0341    .0368   .0352    .0250     .0269    .0400     .0534     .0615     .0604
investment operations.....
Expenses..................            .0091   .0098    .0102   .0098(3) .0086(3)  .0087(3) .0091(3)  .0086(3)  .0083(3)  .0086(3)
                                   ---------------- ----------------   ------   -------   ------   -------   -------   -------
                          (.0050)
Net investment             .0119      .0267   .0243    .0266   .0254    .0164     .0182    .0309     .0448     .0532     .0518
income(1).................
Dividends from net        (.0119)
investment                           (.0267) (.0243)  (.0266) (.0254)  (.0164)   (.0182)  (.0309)   (.0448)   (.0532)   (.0518)
                                   -------- ------- -------- ------- --------  -------- --------  --------  --------  --------
  income (loss)(1)........
Net asset value, end     $1.0000   $ 1.0000$ 1.0000 $ 1.0000$ 1.0000 $ 1.0000  $ 1.0000 $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
of year...................
Total Return..............2.41%(2)    2.67%   2.43%    2.66%   2.54%     1.64%     1.82%    3.09%     4.48%     5.32%     5.18%
Ratios/Supplemental
Data                     $ 39,600  $36,787 $33,497  $34,801 $26,626  $128,693  $157,115 $191,101  $241,790  $314,489  $247,929
Net assets in
thousands, end of year....
Ratio of expenses to
average net               1.00%(2)     .89%    .97%    1.01%    .89%(3)   .85%(3)   .86%(3)  .90%(3)   .85%(3)   .81%(3)   .84%(3)
  assets..................
Ratio of net
investment income         2.37%(2)    2.64%   2.39%    2.61%   2.33%     1.62%     1.81%    3.05%     4.41%     5.17%     5.05%
  to average net
assets..............



                                               June 1,                                     ations)
                                               1998
                                                through                   June 24, 1996
                                               Nov. 30,   Year Ended  (Commencement of Oper
                  Florida Tax-Exempt Fund         1998    May 31, 1998through May 31, 1997
             -------------------------------      ----    --------------------------------
                                               (Unaudited)
             Net asset value, beginning of       $1.0000    $1.0000           $1.0000
                                                 -------    -------           -------
             year...........................
             Income from investment operations     .0175      .0366             .0321
             Expenses.......................       (.0050)    .0097             .0093
                                                 ---------  -------           -------
             Net investment income (1)......       .0125      .0269             .0228
             Dividends from net investment        (.0125)    (.0269)           (.0228)
                                                 -------    -------           -------
             income (1).....................
             Net asset value, end of year...     $1.0000    $1.0000           $1.0000
                                                 =======    =======           =======
             Total Return...................      2.53%(2)     2.69%            2.42%(2)
             Ratios/Supplemental Data
             Net assets in thousands, end of     $ 21,100   $10,817           $4,109
             year...........................
             Ratio of expenses to average net     1.00%(2)      .94%            1.04%(2)
             assets.........................
             Ratio of net investment income       2.47%(2)     2.62%            2.39%(2)
             to average net assets..........

                                                                                                                   Jan. 22,
                                                                                                                    1990
                                                                                                                (Commencement
                                                                                                                     of


                                 June 1,                                 For Fiscal Years Ended May 31,          Operations)
                                  1998                                                                             through
                                 through
                                Nov. 30,
Massachusetts Tax-Exempt Fund     1998     1998    1997     1996     1995     1994     1993     1992     1991   May 31, 1990
-------------------------------   -----    ----- -------- -------- -------- -------- -------- -------- -------- ------------
                               (Unaudited)
Net asset value, beginning       $1.0000   $ 1.00$01.0000 $ 1.0000 $ 1.0000 $ 1.0000 $ 1.0000 $ 1.0000 $ 1.0000    $1.0000
                                 -------   -------------- -------- -------- -------- -------- -------- --------    -------
of   year...................
Income from investment             .0165      .0361 .0338    .0362    .0335    .0227    .0257    .0386    .0551      .0209
operations..................
Expenses....................      (.0050)     .0077 .0079(3) .0086(3) .0070(3) .0052(3) .0048(3) .0045(3) .0032(3)   .0010
                                 --------  --------------   ------   ------   ------   ------   ------   ------    -------
Net investment income (1)...       .0115      .0284 .0259    .0276    .0265    .0175    .0209    .0341    .0519      .0199
Dividends from net investment
  income (loss)(1)..........      (.0115)          (.0259)  (.0276)  (.0285)  (.0175)  (.0209)  (.0341)  (.0519)    (.0199)(4)
                                 -------   --    -------- -------- -------- -------- -------- -------- --------    -------
                                           (.0284)
Net asset value, end of year     $1.0000   $ 1.00$01.0000 $ 1.0000 $ 1.0000 $ 1.0000 $ 1.0000 $ 1.0000 $ 1.0000    $1.0000
                                 =======   ============== ======== ======== ======== ======== ======== ========    =======
Total Return................      2.34%(2)    2.84% 2.59%    2.76%    2.65%    1.75%    2.09%    3.41%    5.19%       5.59%(2)
Ratios/Supplemental Data
Net assets in thousands, end     $ 27,700  $25,38$13,035  $8,955   $10,169  $14,824  $13,305  $7,186   $4,652      $2,140
of  year....................
Ratio of expenses to average      1.00%(2)     .75%  .79%(3)  .84%(3)  .69%(3)  .61%(3)  .46%(3)  .44%(3)  .30%(3)     .29%(2)
net assets..................
Ratio of net investment income
  to average net assets.....      2.30%(2)    2.78% 2.58%    2.71%    2.80%    1.73%    2.04%    3.28%    4.79%       5.53%(2)




                                       June 1,                                   (Commencement
                                       1998      For Fiscal Years Ended May 31,  of Operations)
                                        through
        New Jersey Tax-Exempt Fund     Nov. 30,     1998       1997      1996    through May 31,
      -------------------------------- --------- ---------  --------- ---------  ---------------
                                         1998                                    1995
                                         ----                                    ----
                                       (Unaudited)
      Net asset value, beginning of      $1.0000   $1.0000    $1.0000   $1.0000       $1.0000
                                         -------   -------    -------   -------       -------
      year............................
      Income from investment               .0166     .0354      .0343     .0369         .0330
      operations......................
      Expenses........................    (.0050)    .0100      .0107     .0106         .0087(3)
                                         --------  -------    -------   -------       -------
      Net investment income (1).......     .0116     .0254      .0236     .0263         .0243
      Dividends from net investment       (.0116)   (.0254)    (.0236)   (.0263)       (.0243)
                                         -------   -------    -------   -------       -------
      income (loss)(1)................
      Net asset value, end of year....   $1.0000   $1.0000    $1.0000   $1.0000       $1.0000
                                         =======   =======    =======   =======       =======
      Total Return....................    2.35%(2)    2.54%      2.36%     2.63%        2.43%(2)
      Ratios/Supplemental Data
      ------------------------
      Net assets in thousands, end of              $37,600    $39,452   $41,026       $21,607
      year............................ $ 42,800
      Ratio of expenses to average        1.00%(2)     .99%      1.06%     1.04%        1.01%(2)(3)
      net assets......................
      Ratio of net investment income      2.31%(2)    2.50%      2.33%     2.59%        2.82%(2)
      to average net assets...........



                                                   June 1,
                                                       1998        Apr. 1, 1998
                                                     through   (Commencement of Operations)
                        Ohio Tax-Exempt Fund        Nov. 30,   through May 31, 1998
                                                       1998
                                                    (Unaudited)
                 Net asset value, beginning of year   $1.0000          $1.0000
                                                      -------          -------
                 Income from investment operations      .0167            .0065
                 Expenses.........................     (.0050)           .0017
                                                       -------         -------
                 Net investment income (1)........      .0117            .0048
                 Dividends from net investment         (.0117)          (.0048)
                                                      -------          -------
                 income (loss) (1)................
                 Net asset value, end of year.....    $1.0000          $1.0000
                                                      =======          =======
                 Total Return.....................     2.37%(2)          2.87%(2)
                 Ratios/Supplemental Data
                 Net assets in thousands, end of      $  2,200         $2,507
                 year.............................
                 Ratio of expenses to average net      1.00%(2)          1.00%(2)
                 assets...........................
                 Ratio of net investment income to     2.33%(2)          2.86%(2)
                 average net assets...............



                                                     June 1,
                                                       1998       Sept. 12, 1997
                                                      through  (Commencement of Operations)
                    Pennsylvania Tax-Exempt Fund     Nov. 30,  through May 31, 1998
                                                       1998
                                                     (Unaudited)
                 Net asset value, beginning of year    $1.0000         $1.0000
                                                       -------         -------
                 Income from investment operations       .0173           .0261
                 Expenses.........................      (.0050)          .0072
                                                       --------        -------
                 Net investment income (1)........       .0123           .0189
                 Dividends from net investment          (.0123)         (.0189)
                                                       -------         -------
                 income (loss)(1).................
                 Net asset value, end of year.....     $1.0000         $1.0000
                                                       =======         =======
                 Total Return.....................      2.39%(2)         2.64%(2)
                 Ratios/Supplemental Data
                 ------------------------
                 Net assets in thousands, end of                       $13,187
                 year.............................   $ 20,700
                 Ratio of expenses to average net       1.00%(2)         1.00%(2)
                 assets...........................
                 Ratio of net investment income to      2.43%(2)         2.62%(2)
                 average net assets...............

------------------------------------------

(1)   Based on compounding of daily dividends. Not indicative of future results.
(2)   Annualized.
(3)   During these periods the Manager  waived all or a portion of fees and  expenses.  If there were no reductions in expenses, the actual expenses for the Connecticut
   Tax-Exempt  Fund would have been 0.10% higher and the actual expenses for the
   Massachusetts  Tax-Exempt Fund would have been 0.04%,  0.05%,  0.11%,  0.43%,
   0.50%,  0.50%,  0.50% and 0.50%  higher and the actual  expenses  for the New
   Jersey  Tax-Exempt  Fund  would  have been  0.01%  higher  for the New Jersey
   Tax-Exempt Fund.
(4) .01(cent) per share represents distributions of taxable income.

                                          YIELD


   For the seven calendar days ended November 30, 1998, the current and effective yields for the Funds were as follows:

                                                     Current  Effective
                                                       Yield       Yield
                   California Tax-Exempt Fund......  2.1240%     2.1467%
                   Connecticut Tax-Exempt Fund.....  2.2111%     2.2356%
                   Florida Tax-Exempt Fund.........  2.3600%     2.3879%
                   Massachusetts Tax-Exempt Fund...  2.1197%     2.1423%
                   New Jersey Tax-Exempt Fund......  2.2379%     2.2630%
                   New York Tax-Exempt Fund........  2.1619%     2.1853%
                   Ohio Tax-Exempt Fund............  2.1227%     2.1453%
                   Pennsylvania Tax-Exempt Fund....  2.2692%     2.2950%

Michigan Tax-Exempt Fund and California II Tax-Exempt Fund did not begin offering shares until December 14, 1998 and _____, 1999, respectively.


   Current yield refers to the income generated by an investment in a Fund over a seven-day period. This income is then annualized, that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.

   The Funds may also quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal a Fund's tax-free yield. The tax-equivalent yield is calculated by dividing a Fund's current or effective yield by the result of one minus a stated federal and/or state and local tax rate.

                            INVESTMENT OBJECTIVE AND POLICIES


   The investment objective of each of the Funds is to seek as high a level of short-term interest income exempt from federal income and state and local personal income taxes, if any, as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be guaranteed. This investment objective may not be changed without the vote of a majority of the outstanding shares of each Fund as defined in the Investment Company Act of 1940, as amended ("1940 Act").


   Each Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state for which it is named and the state's counties, municipalities, authorities or other political subdivisions. There can be no assurance that any of the Funds will achieve its investment objective.

   These securities are generally known as "municipal bonds" or "municipal notes" ("Municipal Obligations") and the interest on them is exempt from federal income tax in the opinion of either bond counsel for the issuers or, in some instances, the issuer itself. They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of Municipal Obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Each Fund may invest any portion of its assets in industrial revenue bonds and notes. Municipal Obligations bear fixed, variable or floating rates of interest. At least 80% of the value of each Fund's total assets will be invested in Municipal Obligations which are exempt from federal income and state and, with respect to the New York Tax-Exempt Fund, local personal income taxes and, with respect to the Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, unless it has adopted a temporary defensive position. In addition, during periods when the Funds' Investment Adviser believes that Municipal Obligations meeting each respective Fund's quality standards are not available, a Fund may invest up to 20% of the value of its total assets, or a greater percentage on a temporary basis, in Municipal Obligations exempt only from federal income taxes.


   Each Fund may purchase floating and variable rate demand notes, which are Municipal Obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, in each case usually upon not more than seven (7) days' notice. The interest rates on these floating and variable rate demand notes fluctuate from time to time. Frequently, such Municipal Obligations are secured by letters of credit or other credit support arrangements provided by banks and municipal bond insurers. The Funds may invest any portion of their assets in floating and variable rate demand notes secured by bank letters of credit or other credit support arrangements. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these Municipal Obligations. A Fund will not invest more than 10% of the value of its assets in floating or variable rate demand notes for which there is no secondary market if the demand feature on such Municipal Obligations is exercisable on more than seven (7) days' notice.


   In view of the investment of each of the Funds in industrial revenue development bonds and notes secured by letters of credit or guarantees of banks, an investment in a Fund's shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money-market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.


   The Funds will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by the Fund's Investment Adviser to those rated securities in which the Funds may invest pursuant to guidelines established by the Boards of Trustees.

Other Policies. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Funds accompanied by a commitment to repurchase the securities at a Fund's option or on a specified date, at an agreed upon price or yield within a specified period prior to the maturity date of such securities at the amortized cost thereof. If a bank or other municipal securities dealer were to default under such standby commitment and fail to pay the exercise price, a Fund could suffer a potential loss to the extent that the amount paid by the Fund, if any, for the Municipal Obligation with a standby commitment exceeded the current value of the underlying Municipal Obligation. If a bank or other municipal securities dealer defaults under its standby commitment, the liquidity of the security subject to such commitment may be adversely affected.


   Municipal Obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on a Fund's ability to purchase municipal securities on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such Municipal Obligations. During the period between the purchase and settlement dates, no payment is made by a Fund to the issuer and no interest accrues to a Fund on such securities. To the extent that assets of a Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, a Fund will earn no income, however, it is each Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). Each Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. The Investment Adviser does not believe that a Fund's net asset value or income will be adversely affected by the purchase of Municipal Obligations on a when-issued basis.

   The Funds may purchase participation interests in Municipal Obligations from financial institutions. A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by credit support arrangements provided by banks.

   Interest received on certain otherwise tax-exempt securities ("private activity bonds") is subject to a federal Alternative Minimum Tax ("AMT"). It is the position of the SEC that in order for a fund to call itself "tax-free", not more than 20% of its net assets may be invested in municipal securities subject to the AMT or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of each Fund to the AMT. However, as of the date of this Prospectus, each Fund does not purchase such securities, but reserves the right to do so depending on market conditions in the future.

   Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money-market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

   Although it is not the current intention, from time to time a Fund may invest in taxable short-term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the U.S. government, its agencies or instrumentalities ("U.S. Governments"), deposit-type obligations, acceptances, letters of credit of Federal Deposit Insurance Corporation member banks and instruments fully collateralized by such obligations. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of each Fund will be invested in Taxable Investments at any time. A Fund may enter into repurchase agreements with regard to the taxable obligations listed above.


   The Funds' Investment Adviser uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's and S&P. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, each Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.


   The principal risk factors associated with investment in each Fund are the risk of fluctuations in short-term interest rates, the risk of default among one or more issuers of securities which comprise a Fund's assets and the risk of non-diversification. As a non-diversified investment company, each Fund is permitted to have all its assets invested in a limited number of issuers. Accordingly, since a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, a Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence than the investment securities of a diversified investment company. However, each Fund intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. This limits the aggregate value of all investments (except United States government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

   Each Fund's concentration in securities issued by the respective state and its political subdivisions involves greater risks than a fund broadly invested across many states and municipalities.


Risk Factors of Concentrating in California (California Tax-Exempt Fund and California II Tax-Exempt Fund). You should consider carefully the special risks inherent in the Funds' investments in California municipal obligations, which result from statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930's. As a result, between October 1991 and July 1994, all rating agencies lowered the ratings on the State's general obligation bonds from AAA equivalent to A equivalent. These and other factors may have the effect of impairing the ability of California municipal issuers to make interest and or principal payments on such obligations. However, since 1993, the State's financial condition has improved. The General Fund ended fiscal 1998 with a positive GAAP balance of $547 million, substantially better than the $2.5 million deficit at the end of 1997. The State's unemployment rate, though improved, remains above the national average. California's general obligation bonds were upgraded to ratings of Aa3 by Moody's in October 1998 and to AA- by Fitch in October 1997. S&P has noted the State's improving conditions in its credit reviews but has maintained it's A+ rating.


Risk Factors of Concentrating in Connecticut. Specifically, the credit quality of the Connecticut Tax-Exempt Fund will depend on the continued financial strength of the State of Connecticut and its political subdivisions. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had a significant impact on unemployment levels. Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligations Economic Recovery Notes. Moreover, as of June 30, 1995 and 1996, the General Fund had cumulative deficits under GAAP of $576.9 million and $639.9 million, respectively. As a result of the recurring budgetary problems, S&P downgraded the State's general obligation bonds from AA+ to AA in April 1990 and to AA- in September 1991. In April 1990, Moody's downgraded Connecticut's bonds from Aa1 to Aa (since refined to Aa3 in March 1997). In March 1995, Fitch downgraded Connecticut's bonds from AA+ to AA.

Risk Factors of  Concentrating  in Florida.  You should  consider  carefully the special risks inherent in the Fund's investment in Florida Municipal Obligations. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the legislature provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1995-96 estimated General Revenue and Working Capital and Budget Stabilization funds available totaled $15.311 billion, a 3.3% increase over 1994-95, resulting in unencumbered reserves of approximately $502.7 million at the end of fiscal 1995-96. General Revenue and Working Capital and Budget Stabilization funds available for fiscal 1996-97 are estimated to total $16.095 billion, a 5.1% increase over 1995-96, resulting in unencumbered reserves of approximately $518.2 million at the end of fiscal 1996-97.

Risk Factors of Concentrating in Massachusetts. Specifically, the credit quality of the Massachusetts Tax-Exempt Fund will depend on the continued financial strength of the Commonwealth of Massachusetts and its political subdivisions. Since 1989, Massachusetts has experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates. Massachusetts' economic and fiscal problems in the late 1980s and early 1990s caused several rating agencies to lower their ratings of Massachusetts Municipal Obligations. A return of persistent serious financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding Massachusetts Municipal Obligations. The State's operating losses in fiscal 1989 and 1990, which totaled $672 million and $1.25 billion, respectively, were covered primarily through deficit borrowings and a fiscal 1991 operating loss of $21 million was covered by drawing on the adjusted 1990 fund balance of $258 million. However, Massachusetts ended fiscal years 1992 through 1996 with a positive fiscal balance in its general operating funds. At present, Massachusetts' general obligation bonds are rated by S&P, Fitch and Moody's AA-, AA- and Aa3, respectively.

Risk Factors of Concentrating in Michigan. Specifically, the credit quality of the Michigan Tax-Exempt Fund will depend on the continued financial strength of the State of Michigan and its political subdivisions. Michigan's fiscal condition continues to be tested by its dependence on the inherently cyclical auto industry. While the State's employment base has diversified away from durable goods manufacturing to trade and services, it remains auto-dependent. Michigan's unemployment rate of 4.0% remained below the national rate of 4.7% through January 1998. The State unemployment rate has remained below the national average for the past 2.5 years. Prior to 1998, the State had exceeded the national unemployment rate for 15 years. Personal income grew 4.6% in 1997 while the State maintained its traditionally low debt levels. All debt ratios in the State are below the medians. Michigan has made significant progress in achieving a strengthened financial position and long-term structural budget balance through aggressive management controls and conservative fiscal practices. These practices are evident in the State's establishment and maintenance of a large "rainy day" cash reserve. Continued conservative management should enable state finances to remain balanced over the course of longer economic cycles. At present, Michigan's general obligation bonds are rated AA+ and Aa1 by S&P and Moody's respectively.

Risk Factors of Concentrating in New Jersey. The State's economy performed strongly for much of the 1980s. Like much of the Northeast in the 1980s, the State's economy outpaced national trends. However, from 1989 to 1992, the State's economic performance trailed the rest of the nation. Reflecting the economic downturn, the State's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a peak of 8.5% during 1992. Since then, the State's unemployment rate fell to an average of 6.4% during 1995 and 6.1% for the four-month period from May 1996 through August 1996. In July 1991, S&P lowered its rating for the State's general obligation debt from AAA to AA+. The State's general obligation debt is rated AA+ and Aa1 by Fitch and Moody's, respectively.


Risk Factors of Concentrating in New York. You should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high-interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal years 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1996, the State recorded balanced budgets on a cash-basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, State-guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's (since refined to A2 in 1997). The State's general obligation debt is rated A by S&P. At present, the general obligation debt of New York City is rated A3 by Moody's. The City's debt is rated A- by S&P.


Risk Factors of Concentrating in Ohio. Specifically, the credit quality of the Ohio Tax-Exempt Fund will depend on the continued financial strength of the State of Ohio and its political subdivisions. Ohio is an industrialized state with a diverse economy. While manufacturing jobs in the state have been declining steadily, Ohio remains a leading exporter of manufactured goods. In an effort to minimize the state's exposure to cyclical downturns in the manufacturing sector, Ohio has diversified. The 1997 operating surplus of the General Fund was $155 million, down from $548 million in 1996. However, Ohio has made productivity improvements and has expanded into the high-tech and business service industries. The estimated cash balance for the biennium ending 1996-97 is $596.7 million. The state's reserves have been restored to levels which now exceed those seen before the last recession. At present, Ohio's general obligation bonds are rated Aa1, AA+ and AA+ by Moody's, S&P, and Fitch, respectively.

Risk  Factors  of  Concentrating  in   Pennsylvania.   Many  different   social,
environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. From time to time, Pennsylvania and certain of its political subdivisions have encountered financial difficulties which have adversely affected their respective credit standings. For example, the financial condition of the City of Philadelphia had impaired its ability to borrow and resulted in its obligations generally being downgraded below investment grade by the major rating services. Other factors which may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing or laws governing tax-exempt financing. Currently, Pennsylvania's general obligation bonds are rated AA, AA and Aa3 by S&P, Fitch and Moody's, respectively. The Adviser does not believe that the current economic conditions in Pennsylvania will have a significant adverse effect on the Fund's ability to invest in high-quality Pennsylvania municipal obligations.

   The SAI further discusses risk factors in concentrating in securities issued by the respective states and their political subdivisions for each Fund.

                                        MANAGEMENT


Investment Management Agreement. Since November 15, 1971, Reserve Management Company, Inc. ("Adviser"), 1250 Broadway, 32nd Floor, New York, NY 10001-3701 and its affiliates have provided investment advice to The Reserve Funds which, as of the date of this Prospectus, has assets in excess of $5.7 billion. As a result of the recent proxy votes, each of the Funds, except for the California Tax Exempt Fund (see below), has entered into a new Investment Management Agreement with the Adviser, which is substantially similar to the investment management agreement previously in effect with regard to each Fund, except for a new comprehensive management fee. The new Investment Management Agreements are effective ____________, 1999. Under each Investment Management Agreement, the Adviser manages the Fund and invests in furtherance of its objectives and policies subject to the overall control and direction of the Trusts' Boards of Trustees.

   Under the Investment Management Agreements, each Fund pays the Adviser a comprehensive management fee calculated on an annual basis at 0.80% of its average daily net assets. Under the terms of the Investment Management Agreements with each Fund, the Adviser pays all employee and ordinary operating costs of the Funds. Excluded from the definition of ordinary operating costs are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, fees for Trustees who are not "interested persons" of the Trusts (as defined in the 1940 Act) ("disinterested Trustees") and fees under the Distribution Plan.

   The Investment Management Agreements provide that the Adviser, its officers, directors, employees or agents, shall not be liable for any act or omission in connection with the matters as to which the Agreement relates, except a loss resulting from the willful misfeasance, bad faith, gross negligence, or by reason of reckless disregard, on the part of the Adviser.

   Pursuant to an Investment Management Agreement, the California Tax-Exempt Fund pays the Adviser a management fee which is a percentage of the average daily net assets of the Fund, calculated as follows: (i) 0.50% per annum of the first $500 million of average daily net assets, (ii) 0.475% per annum of the next $500 million of such assets; (iii) 0.45% per annum of the next $500 million of such assets; (iv) 0.425% per annum of the next $500 million of such assets; and (v) 0.40% per annum of such assets in excess of $2 billion. The Investment Management Agreement with respect to the California Tax-Exempt Fund will terminate effective __________, 1999 as a result of a change in control of the Adviser. On an interim basis, the Adviser will provide advisory services to the Fund at no cost to the Fund.

   Pursuant to a Service Agreement, the Adviser furnishes the California Tax-Exempt Fund the services of all personnel required for the maintenance and operation of the business affairs of the California Tax-Exempt Fund, including: personnel necessary to the administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and servicing, as well as suitable office space and all necessary office equipment and supplies used by such personnel in performing these functions. The California Tax-Exempt Fund pays the Manager for such services in an amount equal to its costs of operations, which consists of the cost and expense of providing such services and facilities, including rent, depreciation and amortization of equipment and facilities, salaries and other overhead costs and expenses. Affiliates of the Adviser may provide some of these services.

   The Trust also pays all other expenses incurred in the conduct of its affairs, including: brokerage fees and commissions, interest charges, custodial fees and expenses, taxes, the cost of registering for sale, issuing and redeeming the California Tax-Exempt Fund's shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders, overhead costs and expenses accounting and legal fees and expenses, and fees for disinterested Trustees with regard to the California Tax-Exempt Fund. The Adviser has agreed to repay the California Tax-Exempt Fund promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of the Fund. The Service Agreement is nonassignable and continues until terminated by either party on 120 days' notice.

   The investment management agreement with respect to the California Tax-Exempt Fund provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters as to which the Agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser.

   For the fiscal year ended May 31, 1998, the Adviser received management fees, under the investment management agreements previously in effect with regard to each Fund, of 0.50% of the average net assets of the New York, California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Tax-Exempt Funds.

Year 2000. Many computer software systems in use today cannot distinguish the year 2000 from the Year 1900. Most of the services provided to the Trusts depend on the smooth functioning of computer systems. Each of the Trusts could be adversely affected if the computer systems and other service providers that interface with it are unable to process data from January 1, 2000 and after. However, steps are being taken by the Adviser to reasonably address this issue and to obtain assurance that a comparable effort is being made by service providers. There can, of course, be no assurance that these steps will be sufficient to avoid any adverse impact to the Trusts. In addition, because the Year 2000 issue affects virtually all organizations, the obligations of the states, and their counties, municipalities, authorities or other political subdivisions, in which the Funds invest could also be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.


Trustees. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the shareholders of Reserve Tax-Exempt Trust or Reserve New York Tax-Exempt Trust.

Transfer Agent and Dividend-Paying Agent. Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust act as their own transfer agent and dividend-paying agent.

                                    HOW TO BUY SHARES

Method of Payment. The minimum initial investment is $1,000 with no minimum subsequent investments (denominated in U.S. dollars). An initial purchase must be accompanied by an Application or equivalent information. For clients of certain broker-dealers and financial institutions, shares may be purchased directly through such Firm. You can buy shares of the Funds each Business Day at the net asset value ("NAV") determined after receipt by the Funds of a properly completed order and payment in Federal Funds (member bank deposits with the Federal Reserve Bank System). Payments must be made:


   o By  check  (drawn  on a U.S.  bank)  payable  to The  Reserve  Funds,  1250
     Broadway, 32nd Floor, New York, NY 10001-3701. You must include your account number (or Taxpayer Identification Number) on the "pay to the order of" line for each check-made payable to The Reserve Funds or within the endorsement for each check endorsed to The Reserve Funds.

   o By wire -- Prior to calling your bank, call the Funds for specific instructions at 800-637-1700 or the broker, financial intermediary or financial institution ("Firm") from whom you received this Prospectus.


   Checks and wires which do not correctly identify the Fund and account to be credited may be returned or delay the purchase of shares. Because each Fund must pay for its securities purchases on the same day in Federal Funds, only Federal Funds wires and checks drawn on the Fund's bank are eligible for entry as of the Business Day received. For Federal Funds wires to be eligible for same-day order entry, a Fund must be notified before 11:00 AM (New York time) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into Federal Funds will be entered as of the business day when covering Federal Funds are received or bank checks are converted into Federal Funds. This usually occurs within two (2) business days, but may take longer. Checks delivered to the Fund's offices after 11:00 AM will be considered received until the next Business Day. A fee will be charged if any check used for investment in your account does not clear.

   Any monies which cannot be credited to an account by the end of the business day following that on which Federal Funds become available will be returned as promptly as possible to the sender or, if this cannot be readily determined, to the bank from which they came or were drawn. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive investment minimums and redemption requirements. The Funds also reserve the right to suspend the offering of shares from time to time and to reject any purchase order for any reason. The Funds will only accept purchase checks in excess of $100 which are payable to The Reserve Funds or payable to the shareholder/payee of the check and endorsed to The Reserve Funds. The Funds do not accept travelers checks.

Reserve Automatic Asset-Builder Plan. If you have an account balance of $5,000 or more, you may purchase shares of a Fund ($25 minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 minimum) such as Social Security, federal salary, or certain veterans' benefits, or other payments from the federal government. Call the Funds at 800-637-1700 for an application.


Net Asset Value. Shares are sold to the public at NAV which is calculated at the close of each Business Day (normally 4:00 PM New York time) by taking the sum of the value of each Fund's investments and any cash or other assets, subtracting liabilities and dividing by the total number of shares outstanding. Each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act. A "business day" is Monday through Friday exclusive of days the New York Stock Exchange ("NYSE") is closed for trading and bank holidays in New York State. It is the policy of each Fund to seek to maintain a stable NAV of $1.00 per share although this share price is not guaranteed.

Distributor. The Distributor of the Funds is Resrv Partners, Inc., 1250 Broadway, 32nd Floor, New York, NY 10001-3701, which is a wholly-owned subsidiary of the Adviser.


Exchange Privilege. The shares offered by this Prospectus may be exchanged for shares in other Reserve funds at NAV. Shares to be acquired in an exchange must be registered for sale in the investor's state. The exchange privilege described under this heading may not be available to clients of some Firms and some Firms may impose conditions on their clients which are different from those described in this Prospectus. In addition, this exchange privilege may be modified or terminated at any time, or from time to time, upon sixty (60) days' notice to shareholders.


Distribution and Service Plan. Accounts may be opened through brokers, financial intermediaries and institutions ("Firms"), some of which participate in each Fund's Plan of Distribution ("Plan"). Under Rule 12b-1 of the 1940 Act, each Fund makes assistance payments at an annual rate of 0.20% of net assets, substantially all of which are paid to those Firms for distribution assistance and administrative services provided to the Funds. The Adviser may, at its discretion, pay additional amounts based upon assets committed to the Funds by such Firms. The Plan does not permit the carrying over of payments from year to year. The Adviser also reimburses Firms for a portion of their costs for advertising and marketing of a Fund. All such arrangements are designed to facilitate the sale of a Fund's shares.


Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of a Fund's shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some Firms may independently establish and charge additional fees for their services, which would reduce their clients' yield or return. Firms may also hold a Fund's shares in nominee or street name on behalf of their clients. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Some Firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such Firm or may only be available subject to certain conditions and limitations. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees, and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. The Prospectus should be read in connection with such Firm's material regarding its fees and services.

                              SHARES OF BENEFICIAL INTEREST


   Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust were organized as Massachusetts business trusts on January 25, 1983, and July 12, 1983, respectively, and are open-end management investment companies commonly known as mutual funds. At the date of this Prospectus, there were ten (10) separate series of Reserve Tax-Exempt Trust authorized and outstanding and one (1) separate series of Reserve New York Tax-Exempt Trust ("Trust(s)") authorized and outstanding. Additional series may be added in the future by each Trust's Board of Trustees. Each Trust is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of each Trust are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their respective series upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the 1940 Act (e.g. to approve a new investment advisory agreement or changing the fundamental investment policies of a Fund) or by a Declaration of Trust.

   Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declarations of Trust of Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust provide, in substance, that no shareholder or a Trustee shall be personally liable for a Trust's, and each separate investment portfolio's, obligations to third parties, and that every written contract made by a Trust or a Fund shall contain a provision to that effect. Each Declaration of Trust also requires a Trust to indemnify shareholders and Trustees against such liabilities and any related claims or expenses.


                                     DAILY DIVIDENDS


   Each Fund declares dividends each Business Day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholders.

                                          TAXES

   The following discussion is intended as general information only. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership or disposition of Fund shares, as well as the tax consequences arising under the laws of any state or other taxing jurisdiction. Dividends derived from the interest earned on Municipal Obligations and designated by a Fund as "exempt interest dividends" and are not subject to federal income taxes. To the extent a Fund invests in Municipal Obligations issued by its respective state or political subdivision thereof, exempt- interest dividends derived from the interest thereon generally is not subject to state and, with respect to the New York Tax-Exempt Fund, local personal income taxes.


   Shareholders of the Florida Tax-Exempt Fund that are subject to the Florida intangibles tax will not be required to include the value of their Fund shares in their taxable intangible property if all of the Fund's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. government obligations. As described earlier, the Fund will normally attempt to invest substantially all of its assets in securities which are exempt from the Florida intangibles tax. If the portfolio consists of any assets which are not so exempt on the annual assessment date, only the portion of the shares of the Fund which relate to securities issued by the U.S. and its possessions and territories will be exempt from the Florida intangibles tax, and the remaining portions of those shares will be fully subject to the intangibles tax, even if they partly relate to Florida tax-exempt securities and the same is true with respect to the Pennsylvania Tax-Exempt Fund and the Pennsylvania county personal property tax.


   Dividends paid out of a Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

   Upon the sale or other disposition of shares of a Fund, in the event that the Fund fails to maintain a constant net asset value per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

   Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.


   Shareholders are advised to retain all statements to maintain accurate records of their investments. If any dividends are not exempt from federal, state or local income taxes, shareholders will be advised of the percentage by February of the following year. Shareholders should consult their tax advisers regarding specific questions as to federal, state or local taxes.

   Further information relating to tax consequences is contained in the SAI.


                                       REDEMPTIONS

Time and Method of Redemption. Shares of each Fund are redeemed at their NAV determined after receipt by the Fund of a request in proper form. Each Fund usually transmits payment the same day when requests are received before 11:00 AM (New York time) and the next day for requests received after the specified time to enable shareholders to receive additional dividends. This is not always possible, and transmission of redemption proceeds may be delayed. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected, regardless of what time the order is received.


Written and Telephone Redemption Requests. The Funds strongly suggest (but do not require) that each redemption, written or by telephone, be at least $1,000, except for redemptions which are intended to liquidate the account. A shareholder will be charged $2 for redemption checks issued for less than $100. The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association, which is not a member of the Federal Reserve wire system could cause such a delay. If a Fund has previously been advised in writing of your brokerage or bank account, telephone requests will be accepted by calling 800-637-1700. A Fund may be liable for any losses caused by its failure to employ reasonable procedures. To reduce the risk of loss, proceeds of telephone redemptions may be sent only to (1) the bank or brokerage account designated by the shareholder on the Application or in a letter with the signature(s) guaranteed; or (2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of a Fund were purchased or, if purchased directly from a Fund it is necessary to send a written request to the Fund with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Funds will waive the signature guarantee requirement on a redemption request once every thirty (30) days if all of the following conditions apply: if the redemption check is (1) for $5,000 or less; (2) payable to the shareholder(s) of record; and (3) mailed to the shareholder(s) at the address of record for the last 120 days. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.


   Each Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions shareholders may experience difficulty in contacting the Funds by telephone to request a redemption or exchange of a Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request or a redemption by check.

Checking, VISA and ATM Access. The Funds offer a comprehensive package of services which enhance access to your account. By completing the Application or a signature card (for existing accounts) and certain other documentation if the owner of record is a fiduciary, corporation, partnership, trust or other organization, you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Funds. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment, otherwise, you may use your Reserve checking account as you would any checking account. Your checks will be returned (bounced) and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient funds. All transaction activity, including check redemptions, will be reported on your account statement. A fee will be charged for providing check copies. Upon proper notice, the Funds may choose to impose a fee if it deems a shareholder's actions to be burdensome. Checking may not be available to clients of some Firms and a Firm may establish its own minimum check amount. Reserve VISA cards provide access to your Reserve balances and margin line for worldwide purchasing power and cash at over 250,000 ATMs. For more information, call 800-637-1700.

Stop Payments. The Funds will honor stop payment requests on unpaid shareholder checks provided they are advised of the correct check number, payee, check amount, and date. Stop payment requests received by the Funds by 2:00 PM (New York time) in proper form will be effective the next Business Day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.


Automatic Withdrawal Plans. If you have an account with a balance of at least $5,000, you may, upon written notice, participate in either of the following:
(i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares from your account to make a specified monthly, quarterly or annual payment of a fixed amount. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Fund. The Funds may impose a charge, modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

Automatic Transfer Plans. You may redeem shares of a Fund by telephone (minimum $100) if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money-market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) business days after receipt of the redemption request. The Funds may, in the future, impose a charge, modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.


Restrictions. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may generally take up to ten (10) business days. Shareholder checks written against funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemption normally will not be transmitted until two (2) business days after the purchase.


                                   GENERAL INFORMATION

Joint Ownership. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Application provides that persons so registering their account indemnify and hold the Funds harmless for actions taken by either party.

Use of Joint Prospectus and Statement of Additional Information. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and SAI about the other Funds. However, each Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or SAI.

Reports and Statements. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.

Small Balances. Because of the expense of maintaining accounts with small balances (less than $1,000), the Funds may either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Funds.

Reserve Easy Access. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone telephone to obtain yields and account balances. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months on the Internet at www.reservefunds.com.

Inquiries. Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to The Reserve Funds.

Special Services. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption or shareholder checks and special research services.

Performance. The Funds may compare its performance to other income producing alternatives such as (i) money-market funds (based on yields cited by IBC's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money-market deposit accounts and NOW accounts as reported by the Bank Rate Monitor and other industry publications). An investment in shares of any Fund is not insured by the Federal Deposit Insurance Corporation.

   Yield information is useful in reviewing each Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

                                     ---------------

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such information or representations must not be relied upon. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

                                     ---------------

   TABLE OF CONTENTS
                       Page
Shareholder Expenses.    2
Financial Highlights.    3
Yield................    6
Investment Objective     6
and Policies.........
Management...........   10
How to Buy Shares....   11
Shares of Beneficial    13
Interest.............
Daily Dividends......   13
Taxes................   13
Redemptions..........   14
General Information..   15


Investors are advised to read and retain this Prospectus for future reference.


[THE RESERVE FUNDS LOGO]
Founders of
"America's First
Money Fund"
1250 Broadway, 32nd Floor, New York, NY 10001-3701

General Information and 24-Hour Yield and Balance Information
800-637-1700            -     www.reservefunds.com
Distributor -- Resrv Partners, Inc.  4/99



                                                       [THE RESERVE FUNDS LOGO]
                                                                    Founders of
                                                               "America's First
                                                                    Money Fund"


                          NEW YORK TAX-EXEMPT FUND
                          CALIFORNIA TAX-EXEMPT FUND
                          CALIFORNIA II TAX-EXEMPT FUND
                          CONNECTICUT TAX-EXEMPT FUND
                          FLORIDA TAX-EXEMPT FUND
                          MASSACHUSETTS TAX-EXEMPT FUND
                          MICHIGAN TAX-EXEMPT FUND
                          NEW JERSEY TAX-EXEMPT FUND
                          OHIO TAX-EXEMPT FUND
                          PENNSYLVANIA TAX-EXEMPT FUND

                            RESERVE TAX-EXEMPT TRUST
                           CALIFORNIA TAX-EXEMPT FUND
                          CALIFORNIA II TAX-EXEMPT FUND
                           CONNECTICUT TAX-EXEMPT FUND
                             FLORIDA TAX-EXEMPT FUND
                          MASSACHUSETTS TAX-EXEMPT FUND
                            MICHIGAN TAX-EXEMPT FUND
                           NEW JERSEY TAX-EXEMPT FUND
                              OHIO TAX-EXEMPT FUND
                          PENNSYLVANIA TAX-EXEMPT FUND

                        RESERVE NEW YORK TAX-EXEMPT TRUST
                            NEW YORK TAX-EXEMPT FUND
                    1250 BROADWAY, 32nd FLOOR, NEW YORK, NY 10001-3701
                             800-637-1700    212-977-9982


                      24-HOUR YIELD AND BALANCE INFORMATION
                   NATIONWIDE 800-637-1700    WWW.RESERVEFUNDS.COM

                                   -------------------

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information ("SAI") describes the California Tax-Exempt, California II Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, New Jersey Tax-Exempt, Ohio Tax-Exempt and Pennsylvania Tax-Exempt Funds of Reserve Tax-Exempt Trust and the New York Tax-Exempt Fund of Reserve New York Tax-Exempt Trust (each a fund, together the "Funds"). This SAI is not a Prospectus, but provides detailed information to supplement the Prospectus dated __________, 1999 and should be read in conjunction with it. A copy of the Prospectus may be obtained by writing or calling the Funds at the address or telephone number shown above. The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains this SAI and other information regarding the Funds electronically filed with the SEC. This SAI is dated __________, 1999.

                                   TABLE OF CONTENTS                 PAGE
                         Investment Objective and Policies.........    2
                         Trustees and Executive Officers...........    4
                         Investment Management, Distribution,
                         Service and Custodian
                         Agreements................................    5
                         Portfolio Turnover, Transaction Charges
                         and Allocation............................    7
                         Shares of Beneficial Interest.............    8
                         Purchase, Redemption and Pricing of Shares   10
                         Distributions and Taxes...................   12
                         Fund Yield................................   13
                         Reserve Cash Performance Account..........   14
                         Municipal Obligations.....................   14
                         Ratings...................................   15
                         Risk Factors of Concentrating in California 16 Risk Factors of Concentrating in
                         Connecticut...............................   18
                         Risk Factors of Concentrating in Florida..   20
                         Risk Factors of Concentrating in
                         Massachusetts............................    20
                         Risk Factors of Concentrating in Michigan.   21
                         Risk Factors of Concentrating in New Jersey  22
                         Risk Factors of Concentrating in New York.   23
                         Risk Factors of Concentrating in Ohio.....   25
                         Risk Factors of Concentrating in
                         Pennsylvania..............................   26
                         Financial Statements......................   27


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                        INVESTMENT OBJECTIVE AND POLICIES

   The following information provides additional details about the Funds' investment objectives and policies.

   Each Fund's investment objective is to seek as high a level of short-term interest income exempt from federal, state, and, with respect to the New York Portfolio, local income taxes, and with respect to Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, as is consistent with preservation of capital and liquidity, by investing principally in municipal securities.

   These securities are generally known as "municipal bonds" or "municipal notes" ("Municipal Obligations") and the interest on them is exempt from federal income tax in the opinion of bond counsel for the issuers. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, school streets, and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax. At least 80% of each Fund's assets will be invested in Municipal Obligations exempt from federal, state, and with respect to the New York Tax-Exempt Fund, local personal income taxes, and with respect to Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, unless the Fund has adopted a defensive position. During periods when a state's Municipal Obligations meeting a Fund's quality standards are not available, a Fund may invest up to 20% of its assets, or a greater percentage on a temporary basis, in Municipal Obligations exempt only from federal income taxes.


   The Funds will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"); SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by the Fund's Investment Adviser to those rated securities in which a Fund may invest pursuant to guidelines established by the Boards of Trustees.

   Subsequent to its purchase by a Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a Municipal Obligation's rating falls below the second highest rating category of any nationally recognized statistical rating organization, the Municipal Obligation will be disposed of within five Business Days of the date the investment adviser becomes aware of the new rating absent a determination by the Board of Trustees that the sale of the security would not be in the best interest of the Fund. Should a rated Municipal Obligation cease to be rated, the investment adviser will promptly reassess the quality and credit risk of the Municipal Obligation. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

   TEMPORARY INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes, the Funds may invest in taxable short term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the U.S. Government, its agencies and instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances, and letters of credit of Federal Deposit Insurance Corporation member banks; or instruments fully secured or collateralized by such obligations. The Funds will not invest in foreign securities or in taxable commercial paper. Interest earned on Taxable Investments will be taxable income to investors. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of a Fund will be invested in Taxable Investments at any time. A Fund may enter into repurchase agreements with regard to the taxable obligations listed above.

   TEMPORARY DEFENSIVE INVESTMENTS. A Fund may enter into repurchase and reverse repurchase agreements for temporary defensive purposes. A repurchase agreement transaction occurs when a Fund purchases and simultaneously contracts to resell securities at fixed prices determined by the yields negotiated. Each Fund will limit repurchase agreement transactions to those financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by each Trust's Board of Trustees. The investment adviser will follow procedures intended to provide that all acquired repurchase agreements are at least 100% collateralized as to principal and interest. A Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of a Fund's custodian. If the seller defaults on the repurchase obligation, a Fund could incur a loss, and may incur costs in disposing of the underlying security. The Funds will not hold more than 10% of their net assets in illiquid securities, including repurchase agreements with a term greater than seven (7) days.

   The Funds may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of the security to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, a Fund repurchases the transferred security. It is the Funds' policy that entering into a reverse repurchase agreement will be for temporary purposes only, and, when aggregated with other borrowing, may not exceed 5% of the value of the total assets of a Fund at the time of the transaction.

   SUPPLEMENTAL INVESTMENT POLICIES. The Funds' investment objective, and the following supplemental policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. A Fund cannot:

(1) invest in any security other than those discussed herein or in the Prospectus;

(2) borrow money except as a temporary or emergency measure (but not for the purpose of purchasing investment securities), and not in an amount to exceed 5% of the value of its total assets;

(3) issue senior securities except in compliance with the Investment Company Act of 1940 ("1940 Act"); the California Tax-Exempt Fund cannot issue securities senior to its capital stock;

(4) act as an underwriter with respect to the securities of others to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws; the California Tax-Exempt Fund cannot act as an underwriter with respect to the securities of others;

(5) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in Municipal Obligations, U.S. Governments or instruments secured by such obligations;

(6) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, a Fund may purchase Municipal Obligations secured by interests in real estate;

(7) lend more than 33 1/3% of the value of its total assets except to the extent its investments are considered loans;

(8) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, a Fund shall have the authority to purchase Municipal Obligations subject to a stand-by commitment, at the Fund's option;

(9) invest in the securities of other investment companies except in compliance with the 1940 Act; and

(10)   make investments on a margin basis.

(11) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of a Fund, the investment adviser or affiliated person except in compliance with the 1940 Act.

(12) the California Tax-Exempt Fund cannot purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of a Fund, the investment adviser or affiliated person except in compliance with the 1940 Act;


   Notwithstanding the foregoing investment restrictions, each Fund (except the California Tax-Exempt Fund) may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund.


OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Funds accompanied by a commitment to repurchase the securities at a Fund's option or on a specified date, at an agreed-upon price or yield within a specified period prior to the maturity date of such securities at the amortized cost thereof. If a bank or other municipal securities dealer were to default under such standby commitment and fail to pay the exercise price, a Fund could suffer a potential loss to the extent that the amount paid by the Fund, if any, for the Municipal Obligation with a standby commitment exceeded the current value of the underlying Municipal Obligation. If a bank or other municipal securities dealer defaults under its standby commitment, the liquidity of the security subject to such commitment may be adversely affected.


                         TRUSTEES AND EXECUTIVE OFFICERS


   *BRUCE R. BENT, 61, President, Treasurer and Trustee, 1250 Broadway, 32nd Floor, New York, NY 10001-3701-3701.


   Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"); Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMC") ; and Chairman and Director of Resrv Partners, Inc.
("RESRV").

   +EDWIN EHLERT, JR., 67, Trustee, 125 Elm Street, Westfield, NJ 07091.


   Mr. Ehlert retired as Chief Executive Officer and Director of Ehlert Travel Associates, Inc. (travel agency) and Ehlert Travel Associates of Florida, Inc. (travel agency) in December 1996. He is currently Trustee of RF, RIT, RNYTET, RTET and RPES.


   +HENRI W. EMMET, 72, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212. Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994 and U.S.A. Representative of the First National Bank of Southern Africa in 1996. He is currently Trustee of RF, RIT, RNYTET, RTET and RPES.

   +DONALD J. HARRINGTON, C.M., 53, Trustee, St. John's University, Jamaica, NY 11439.

   The Reverend Harrington is President of St. John's University (NY), a Trustee of RF, RIT, RNYTET, RTET and RPES and a Director of Bear Stearns Companies since 1993.

   +WILLIAM E. VIKLUND, 58, Trustee, 110 Grist Mill Lane, Plandome Manor, NY 11030-1110.

   Mr. Viklund is formerly President and COO of Bancorp and President and CEO of Long Island Savings (1980-1996). He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.


   DIANA P. HERMANN, Trustee, 40, 380 Madison Avenue, Suite 2300, New York, NY 10017.

   Ms. Hermann is President and COO of Aquila Management Corporation, sponsor of 14 mutual funds with over $3 billion in assets, as of October 5, 1998. She has been employed at Aquila since 1986.

   RICHARD  BASSUK,  58,  Trustee,  767 Third Avenue,  28th Floor,  New York, NY
10017.

   Mr. Bassuk is founding principal and President of The Singer & Bassuk Organization (1995-present). He is also Chairman of R.E. Bases Enterprises Corporation (1994-present).

   *BRUCE R. BENT II, 33, Senior Vice President, Assistant Secretary and Trustee, 1250 Broadway, 32nd Floor, New York, NY 10001-3701.

   Mr. Bent II joined The Reserve Funds in 1992 and is Senior Vice President and Assistant Secretary of RF, RIT, RNYTET, RTET and RPES.

   ARTHUR T. BENT III, 30, Vice President and Assistant Secretary, 1250 Broadway, 32nd Floor, New York, NY 10001-3701.

   Mr. Bent III joined The Reserve Funds in 1997 and is Vice President and Assistant Secretary of RF, RIT, RTET, RNYTET and RPES. Before joining The Reserve Funds, he was a private investor.

   JAMES M. FREISEN, 41, Controller, 1250 Broadway, 32nd Floor, New York, NY 10001-3701.

   Mr. Friesen joined The Reserve Funds in 1999 and is Controller of RF, RIT, RNYTET, RTET, RPES and RESRV. Before joining The Reserve Funds in 1999, Mr. Friesen was an Assistant Vice President at Paine Webber since August 1998. Prior to that, he was Assistant Vice President, Bank of New York; Assistant Vice President, Fifth Third Bank; Vice President, Smith Barney and Assistant Vice President, Drexel Burnham Lambert.

   MARYKATHLEEN FOYNES, 29, Counsel and Secretary, 1250 Broadway, 32nd Floor, New York, NY 10001-3701.

   Ms. Foynes joined The Reserve Funds in 1998 and is Counsel and Secretary of RF, RIT, RNYTET, RTET and RPES. Before joining The Reserve Funds in 1998, Ms. Foynes was a staff attorney for PaineWebber, Inc. Prior to that, Ms. Foynes worked for the U.S. House of Representatives as a District Manager for a Member of Congress.


-------

+ Messrs. Ehlert, Emmet and Harrington are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices. During the year ended May 31, 1998, each Fund held four Board meetings and one Review Committee meeting

* Interested Trustee within the meaning of the 1940 Act. The members of the Board of Trustees who are not interested trustees will be paid a stipend of $3,500 for each joint Board meeting they attend and an annual fee of $16,000 for service to all of the Trusts in the complex.


     As of __________, 1999, the Trusts' records reflect that the Trustees and officers as a group owned less than 1% of the outstanding shares of the California Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, New Jersey Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt and Pennsylvania Tax-Exempt Funds.



                  COMPENSATION TABLE FOR FISCAL YEAR ENDING MAY 31, 1998

                               AGGREGATE         TOTAL COMPENSATION
                             COMPENSATION    FROM FUNDS AND FUND COMPLEX
NAME OF TRUSTEE               FROM FUNDS  (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE

Bruce R. Bent,                     $  0                  $   0
President & Trustee

Edwin Ehlert, Jr.,                 $6600                 $30,000
Trustee

Henri W. Emmet,                    $6600                 $30,000
Trustee

Rev. Donald J.                     $6600                 $30,000
Harrington, Trustee


          INVESTMENT MANAGEMENT, DISTRIBUTION, SERVICE AND CUSTODIAN AGREEMENTS


THE ADVISER. Reserve Management Company, Inc. ("RMCI" or "Adviser"), 1250 Broadway, 32nd Floor, New York, NY 10001-3701, a registered investment adviser, manages the Fund and provides it with investment advice. As a result of the recent proxy votes, each of the Funds, except for the California Tax Exempt Fund (see below), has entered into a new Investment Management Agreement with the Adviser, which is substantially similar to the investment management agreement previously in effect with regard to each Fund, except for a new comprehensive management fee, effective ____________, 1999. Under each Investment Management Agreement, the Adviser manages the Fund and invests in furtherance of its objectives and policies subject to the overall control and direction of the Trusts' Board of Trustees.

   Under the Investment Management Agreements, each Fund pays the Adviser a comprehensive management fee calculated on an annual basis at 0.80% of its average daily net assets. Under the terms of the Investment Management Agreements with the Funds, the Adviser pays all employee and ordinary operating costs of the Funds. Excluded from the definition of ordinary operating costs are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, fees of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) ("disinterested Trustees"), and fees under the Distribution Plan.

   Under the investment management agreements previously in effect, for the fiscal years ended May 31, 1996, 1997 and 1998 RMCI received management fees of $155,027, $166,430 and $185,719, respectively, from the Connecticut Tax-Exempt Fund; $48,113, $51,006 and $91,116, respectively, from the Massachusetts Tax-Exempt Fund; $775,398, $786,904 and $889,437, respectively, from the New York Tax-Exempt Fund; and $154,727, $194,595 and $197,592, respectively, from the New Jersey Tax-Exempt Fund. For the period of June 24, 1996 to May 31, 1997 and for the fiscal year ended May 31, 1998, RMCI received $19,304 and $50,776, respectively, in management fees from the Florida Tax-Exempt Fund. RMCI received $45,755 in management fees from the Pennsylvania Tax-Exempt Fund for the period September 15, 1997 to May 31, 1998; and $1,915 in management fees from the Ohio Tax-Exempt Fund for the period April 1, 1998 to May 31, 1998.

   The Investment Management Agreements were approved by shareholders of each of the Funds, except the California Tax-Exempt Fund, in 1999 and may be renewed annually if specifically approved by the Boards of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The agreement terminates automatically upon their assignment and may be terminated without penalty upon 60 days' written notice by a vote of the Boards of Trustees or by vote of a majority of outstanding voting shares of the Fund or by RMCI.

   The California Tax-Exempt Fund pays the Adviser a management fee which is a percentage of the average daily net assets of the Fund, calculated at the annual rate of 0.50% of the first $500 million of average daily net assets, 0.475% of the next $500 million of such assets, 0.45% of the next $500 million of such assets, 0.425% of the next $500 million of such assets, and 0.40% of such assets in excess of $2 billion For the fiscal years ended May 31, 1996, 1997 and 1998, RMCI received management fees of $50,807, $103,607 and $246,741, respectively, in management fees from the California Tax-Exempt Fund. The Investment Management with respect to the California Tax-Exempt Fund will terminate effective __________, 1999 as a result of a charge in control of the Adviser. On an interim basis, the Adviser will provide advisory services for the California Tax-Exempt Fund at no cost to the Fund.

   From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be.

   SERVICE AGREEMENT. Pursuant to a Service Agreement, the Adviser furnishes the California Tax-Exempt Fund, at cost, all personnel required for its maintenance and operation of the California Tax-Exempt Fund, including, administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which the California Tax-Exempt Fund reimburses the Adviser includes salaries and other expenses, rent, depreciation of equipment and facilities. Affiliates of the Adviser may provide some of these services. The Trust also reimburses the Adviser for: brokerage fees and commissions, interest charges, taxes, the cost of registering for sale, issuing and redeeming the California Tax-Exempt Fund's shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders, overhead costs and expenses accounting and legal fees and expenses and disinterested Trustees fees with regard to the California Tax-Exempt Fund. The Adviser has agreed to repay the California Tax-Exempt Fund promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of the Fund. The Service Agreement is nonassignable and continues until terminated by either party on 120 days' notice.

   A substantially similar Service Agreement was in effect with regard to each of the other Funds until __________, 1999. Pursuant to the Service Agreements during the fiscal years ended May 31, 1996, 1997 and 1998, the Funds reimbursed RMCI $1,081,664, $934,359 and $914,100, respectively, for combined expenses.

   DISTRIBUTION AGREEMENT. The Funds' Distributor is Resrv Partners, Inc. ("RESRV"), 1250 Broadway, 32nd Floor, New York, NY 10001-3701-3701. The Funds have authorized the Distributor, in connection with its sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributor is a "principal underwriter" for the Funds within the meaning of the 1940 Act, and as such acts as agent in arranging for the continuous offering of Fund shares. The Distributor has the right to enter into selected dealer agreements with brokers or other persons of its choice for the sale of the Funds' shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Distribution Plan described below. RESRV's principal business is the distribution of mutual fund shares. The Distributor has not retained any underwriting commissions on the sale of Fund shares during the last three fiscal years. The Distributor does not have the exclusive right to distribute Fund shares and the Funds may, therefore, continue to distribute their own shares.

   The Distribution Agreement may be renewed annually if specifically approved by the Boards of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Funds.


   PLAN OF DISTRIBUTION. Each Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, the Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance services at an annual rate of 0.20% of the average NAV of qualified accounts. Such distribution assistance may include, but is not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services with any remaining amounts being used by RMCI to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, at its discretion, pay additional amounts. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that the payee makes to the Fund by increasing assets under management, reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit each Fund and its shareholders.

   The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investment and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of a Fund's shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

   Under the Plan, the Funds' Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees is at the discretion of the disinterested Trustees currently in office.

   During the fiscal year ended May 31, 1998, $580,881 was paid under the Plan by the Funds. Any such payments are intended to benefit a Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of shareholder services. During the fiscal year ended May 31, 1998, substantially all payments made by the Funds were to brokers or other financial institutions and intermediaries for share balances in the Funds.


   The Plan and related agreements were duly approved by shareholders and as to any Fund may be terminated at any time by a vote of a majority of the outstanding voting securities of such Fund or by vote of the disinterested Trustees. The Plan and related agreements may be renewed from year to year, if approved by a vote of a majority of the Boards of Trustees, and by the vote of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Boards of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

   CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian of the Funds' securities and cash pursuant to a Custodian Agreement. PricewaterhouseCoopers LLP, 1301 Avenue of the Americas, New York, NY 10019 is the Funds' independent accountant.


                  PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

   As investment securities transactions made by each Fund are normally principal transactions at net prices, the Funds do not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. During the past three fiscal years the Funds have not paid any brokerage commissions.

   The Funds' policy of investing in debt securities maturing within one year results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a materially adverse effect upon the net asset value or yield of a Fund.

   Subject to the overall supervision of each Fund's officers and the Boards of Trustees, RMCI places all orders for the purchase and sale of a Fund's investment securities. In general, in the purchase and sale of investment securities, RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Funds as determined in good faith by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of a Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

   When orders to purchase or sell the same security on identical terms are simultaneously placed for the Funds and other portfolios managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each portfolio. However, RMCI may not always be able to purchase or sell the same security on identical terms for all portfolios affected.

                          SHARES OF BENEFICIAL INTEREST


   The Declarations of Trust permit the Trusts to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in a Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of each Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each class be preferred over all other classes with respect to assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional class would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of a Fund, shareholders are entitled to share, pro rata, in its net assets of their respective Funds available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to a Fund's issued shares without shareholder approval.


   Each Fund share, when issued, is fully paid, non-assessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each Fund share has an equal interest in the net assets of its portfolio, equal rights to all dividends and other distributions from its portfolio, and one vote for all purposes. Shares of all classes vote together for the election of Trustees, and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustee could elect all Trustees if they so chose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.


   Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Funds' obligations unless, as in this instance, the Declarations of Trust provide, in substance, that no shareholder or Trustee shall be personally liable for the Funds', and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declarations of Trust also require the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.


   The Declaration of Trusts further provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Trusts protect a Trustee against any liability to which he would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


   Regulations of the Securities and Exchange Commission provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Fund as a whole), each class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50% of all shares voting as a group or 67% of the shares voted at an annual meeting of shareholders at which at least 50% of the shares of each group are represented.

   As of March 26, 1999, no persons owned beneficially or of record 5% or more of the New Jersey Tax-Exempt Fund or the Michigan Tax-Exempt Fund, respectively. As of March 26, 1999, the following persons owned beneficially or of record 5% or more of the California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Florida Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Ohio Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund or the New York Tax-Exempt Fund:

            I.    RESERVE TAX-EXEMPT TRUST

            A.   CALIFORNIA  TAX-EXEMPT FUND
                                                     SHARES         PERCENT
            Name and Address of                   BENEFICIALLY    OUTSTANDING
            Beneficial Owner                        OWNED (1)     SHARES OWNED

            Reserve Management Corp.                  $4,724,641       5.87%
            Broker Account No. 0279083013517
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701

            Reserve Management Corp.
            Broker Account No. 0274864052412          $5,621,062       6.98%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701


            B.   CONNECTICUT TAX-EXEMPT FUND
                                                     SHARES         PERCENT
            Name and Address of                   BENEFICIALLY    OUTSTANDING
            Beneficial Owner                        OWNED (1)     SHARES OWNED

            Reserve Management Corp.
            Broker Account No. 30001668RSV            $6,532,924        12.38%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701

            Reserve Management Corp.
            Broker Account No. 0272204437913          $11,969,657     22.69%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701

            Reserve Management Corp.
            Broker Account No. 50979145               $4,589,295        8.70%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701

            Reserve Management Corp.
            Broker Account No. 0272205593912          $6,466,431        12.26%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701


            C.   FLORIDA TAX-EXEMPT FUND
                                                     SHARES         PERCENT
            Name and Address of                   BENEFICIALLY    OUTSTANDING
            Beneficial Owner                        OWNED (1)     SHARES OWNED

            Reserve Management Corp.
            Broker Account No. 46010537               $1,846,283       7.84%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701

            Reserve Management Corp.
            Broker Account No. 0279756370210          $1,389,213       5.89%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701


            D.   MASSACHUSETTS TAX-EXEMPT FUND
                                                     SHARES         PERCENT
            Name and Address of                   BENEFICIALLY    OUTSTANDING
            Beneficial Owner                        OWNED (1)     SHARES OWNED

            Reserve Management Corp.
            Broker Account No. 0278952310517          $3,708,951      13.46%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701

            Reserve Management Corp.
            Broker Account No. 027895232951           $2,628,903       9.54%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701

            Reserve Management Corp.
            Broker Account No. 0276580073119          $4,562,244      16.56%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701

            Reserve Management Corp.
            Broker Account No. 0278731850114          $1,453,044       5/28%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701


            F.   OHIO TAX-EXEMPT FUND
                                                     SHARES         PERCENT
            Name and Address of                   BENEFICIALLY    OUTSTANDING
            Beneficial Owner                        OWNED (1)     SHARES OWNED

            Reserve Management Corp.
            Broker Account No. 51589455               $1,217,964      99.97%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701


            G.   PENNSYLVANIA TAX-EXEMPT FUND
                                                     SHARES         PERCENT
            Name and Address of                   BENEFICIALLY    OUTSTANDING
            Beneficial Owner                        OWNED (1)     SHARES OWNED

            Reserve Management Corp.
            Broker Account No. 0275660008912          $1,243,740       5.59%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701

            Reserve Management Corp.
            Broker Account No. 0275660030015          $1,133,179       5.09%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701

            Reserve Management Corp.
            Broker Account No. 73654100               $2,630,859      11.82%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701

            Reserve Management Corp.
            Broker Account No. 73654101               $2,486,110      11.17%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701


            II.  RESERVE NEW YORK TAX-EXEMPT TRUST

            A.   NEW YORK TAX-EXEMPT FUND
                                                     SHARES         PERCENT
            Name and Address of                   BENEFICIALLY    OUTSTANDING
            Beneficial Owner                        OWNED (1)     SHARES OWNED

            Reserve Management Corp.
            Broker Account No. 0260-0792              $15,724,261      8.20%
            1250 Broadway, 32nd Floor
            New York, NY  10001-3701




(1) Fractional Shares have been omitted.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

   Redemption payments will normally be made by check or wire transfer but each Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value ("NAV") is determined). The Funds have elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the Fund. The election is irrevocable pursuant to rules and regulations under the 1940 Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Funds' intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

   IF SHARES OF A FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY BE UP TO 10 BUSINESS DAYS.

   PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some of these firms participate in the Funds' Plans of Distribution ("Plans"). Under the Plans, payments are made to persons who provide assistance in distributing Fund shares or other assistance to a Fund.

   NET ASSET VALUE. Shares of each Fund are offered at NAV which is calculated at the close of each Business Day as defined in the Prospectus. The NAV is not calculated on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, days the New York Stock Exchange is closed for trading and on regional banking holidays. The NAV of each Fund is normally maintained at $1.00 per share. The Funds cannot guarantee that their NAV will always remain at $1.00 per share.


   The NAV per share of each Fund is determined by adding the value of all of its securities, cash and other assets, subtracting its liabilities, and dividing the results by the number of its shares outstanding. Each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act. The Boards of Trustees have determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.


   In order to maintain a $1.00 per share price the Funds will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Boards of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which a Fund proposes to enter into repurchase agreements. In addition, the Funds have adopted procedures, taking into account current market conditions and the investment objective, to attempt to maintain NAV asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees at such intervals as they may determine reasonable, to ascertain the extent of any difference in the NAV of a Fund from $1.00 per share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Fund's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of a Fund, withholding dividends, redemption of shares of a Fund in kind, or reverting to valuation based upon market prices and estimates.

   SHAREHOLDER SERVICE POLICIES. The Funds' policies concerning shareholder services are subject to change from time to time. The Funds reserve the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Funds further reserve the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Funds' standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Funds reserve the right to increase their minimum initial investment amount at any time.

   CREDITING OF INVESTMENTS. The Funds will only give credit investments on the day they become available in Federal funds. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in Federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 11:00 AM (New York time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Funds for investment are only accepted when submitted in proper form, denominated in U.S. dollars, and are credited to shareholder accounts only upon their conversion into Federal funds, which normally takes one or two Business Days following receipt. Checks delivered to the Funds after 11:00 AM (New York time) are considered received on the following Business Day.

   Checks drawn on foreign banks are normally not accepted by the Funds. In addition, the Funds do not accept cash investments.

   The Funds reserve the right to reject any investment in them for any reason and may, at any time, suspend all new investment.

   IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY A FUND OR IF SHARES ARE PURCHASED BY A CHECK WHICH, AFTER DEPOSIT, IS
RETURNED UNPAID OR PROVES UNCOLLECTABLE, THE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND MAY APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS OWED THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR.

SHARE CERTIFICATES. Share certificates are not issued by the Funds.

                             DISTRIBUTIONS AND TAXES

   Each Fund  intends to qualify as a  regulated  investment  company  under the
Internal Revenue Code of 1986, as amended ("Code"), so long as such qualification is in the best interests of their shareholders. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.


   As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

   Each Fund intends to qualify under the Code to pay "exempt-interest dividends" to its shareholders. Each Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by a Fund to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross incomes of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which the Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. Each Fund will inform shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

   Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by a Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

   Upon the sale or other disposition of shares of a Fund, in the event that the Fund fails to maintain a constant NAV per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

   Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as those of the Funds) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

   The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

   Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a Fund. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.


   The exemption from federal income tax of dividends derived from interest on Municipal Obligations does not necessarily result in exemption under the tax laws of any state or local taxing authority.

   Shareholders are advised to consult with their tax advisers regarding the applicability of state and local taxes to an investment or income therefrom in a Fund which may differ from the federal income tax consequences described above.

                                   FUND YIELD

   The current yield of a Fund may differ from the Fund's effective yield and annualized dividends.

   Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on by the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.


   Effective yield is computed by adding one to the current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7]- 1. Effective annual yields are a representative of the effective annual rate of return produced by the monthly compounding of Fund dividends.


   Tax-equivalent yield is computed by dividing either current yield or effective yield by a denominator equal to one minus a stated income tax rate according to the following formula: Tax-Equivalent Yield = Current or Effective Yield/(1 - Income Tax Rate).

   Yield information may be useful in reviewing the performance of a Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money-market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

                        RESERVE CASH PERFORMANCE ACCOUNT

   The Reserve Cash Performance ("CPA") and Reserve "CPA" Plus accounts provide a comprehensive package of additional services to investors in the Funds. Reserve CPA and CPA Plus offers a check arrangement whereby checks are issued to Reserve shareholders which may be used to redeem shares in the account in any amount. If a bank accepts a check, it will be paid in the order received by redemption of shares from the investor's Reserve account. Any check in an amount exceeding the Reserve account balance will be returned to the payee. Reserve CPA checks can be used in the same manner as any other bank checks. Paid checks will not be returned but complete statements on such paid checks will be provided monthly.

   A VISA Gold Check Card (a debit card) is also available. The VISA card functions exactly as does a conventional VISA credit card except that the cardholder's Reserve account is automatically charged for all purchases and cash advances, thus eliminating the usual monthly finance charges. As with the checking facility, VISA charges are paid by liquidating shares in the Reserve Fund account, but any changes that exceed the balance will be rejected. VISA card issuance is subject to credit approval. Reserve, VISA or the bank may reject any application for checks or cards and may terminate an account at any time. Conditions for obtaining a VISA Check Card may be altered or waived by the Funds either generally or in specific instances. The checks and VISA cards are intended to provide investors with easy access to their account balances.

   Each Fund will charge a non-refundable annual CPA Plus service fee (currently $60 which may be charged to the account at the rate of $5 monthly). Participants will also be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. The annual service fee and other charges may be changed at any time upon 30 days notice. In addition, broker/dealers or other financial institutions in the CPA Program may charge their own service fees in addition to the annual fee.

   VISA cardholders may be liable for the unauthorized use of their card up to the amount set by the governing Federal regulations, which is currently $500, if the Fund or the bank is not notified of the theft or loss within two Business Days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold check card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently BankOne at 614-248-4242 which can be reached 24 hours a day, seven days a week or the Funds at 800-631-7784 or 212-977-9880 during normal business hours (9:00 A.M. to 5:00 P.M., New York time).

   The use of checks and cards by participants will be subject to the terms of your Reserve CPA Account Application and VISA Account Shareholder Agreement.

                              MUNICIPAL OBLIGATIONS

   Municipal bonds and municipal notes are the two major classifications of Municipal Obligations. Such obligations are generally issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, houses, hospitals, mass transportation, schools, streets, and water and sewer works. In addition, Municipal Obligations may be issued to refund outstanding debt and obtain funds for general operating expenses.

   Municipal bonds, which are long term instruments and generally have maturities longer than one year when issued, may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

   Certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant, and store facilities. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IDBs, the IDBs or the participation interests purchased by a Fund will be supported by repurchase commitments and bank letters of credit or guarantees of banks that meet the quality criteria of the Fund and which may be exercised by the Fund to provide liquidity.

   Municipal notes are usually issued to obtain funds in anticipation of receipt of taxes, receipt of proceeds of issuances of municipal bonds, or other revenue which will provide funds to repay the notes, and generally have maturities of one year or less.

   On April 20, 1988, the U.S. Supreme Court in South Carolina v. Baker, overruled an 1895 case, Pollock v. Farmers' Loan & Trust Company which held that interest on Municipal Obligations was immune from Federal taxation. As a result, proposals may be introduced before the Congress to eliminate or restrict the Federal income tax exemption for interest on certain Municipal Obligations.

   The Funds may purchase securities affected by these proposals. If such proposals are enacted, the availability of Municipal Obligations by the Funds would be adversely affected. In such event, the Funds would reevaluate their investment objective and policies and submit possible changes in the structure of the Funds for the consideration of shareholders. Investors should be aware that the quantity of Municipal Obligations available for purchase by the Funds may be limited, and that factor may affect the amount of tax-exempt income which can be obtained from an investment in them. Substantial reductions in the availability of tax-exempt securities might also cause a reevaluation of a Fund's investment objective and policies.


   VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments that the Funds may purchase are tax-exempt Municipal Obligations or participation interests therein that provide for periodic adjustments in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit or guarantee issued with respect to such instrument. The issuer of the Municipal Obligation may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

   The variable rate demand instruments in which the Funds may invest will comply with Rule 2a-7 under the 1940 Act. The Funds will determine the variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks. The Fund's investment adviser may determine that an unrated variable rate demand instrument meets the Fund's investment criteria if it is backed by a suitable bank letter of credit or guarantee.

   The variable rate demand instruments that the Funds may invest in include participation interests purchased from banks in variable rate tax-exempt
Municipal Obligations owned by banks or affiliated organizations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the repurchase feature described above. These instruments may have fixed, floating or variable rates of interests. Frequently, such instruments are secured by credit support arrangements provided by banks. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, after seven days' notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued interest. Banks usually retain a service fee, a letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instrument was purchased by the Fund.


                                     RATINGS

   TAX-EXEMPT BOND RATINGS. The highest ratings for municipal bonds are Aaa or Aa if rated by Moody's Investor Services, Inc. ("Moody's") and AAA or AA if rated by Standard & Poor's Corporation ("S&P"). Such bonds are judged to be of high quality and are not considered speculative. Bonds rated A by Moody's are considered to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Such bonds have factors giving security to principal and interest that are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by S&P is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   TAX-EXEMPT PAPER RATINGS. Moody's tax-exempt paper rating are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of twelve months. The highest quality obligations are rated "Prime." Issuers rated Prime-1 have superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. Moody's employs the following two designations, all judged to be investment grade, to indicate the relative repayment capacity of rated short-term issuers: MIG-1/VMIG-1, Best Quality and MIG-2/VMIG-2, High Quality. The designation of MIG-1/VMIG-1 indicates there is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing. The designation of MIG-2/VMIG-2 indicates margins of protection ample although not so large as in MIG-1/VMIG-1.

   S&P's tax-exempt paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more that 365 days. The highest quality obligations are rated "A". Issues assigned A rating for regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designations to indicate the relative degree of safety. The two top such designations are 1 and 2. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. The "A-2" designation indicates that capacity for timely payment is satisfactory. Municipal note ratings by Standard & Poor's are preceded by the designation SP. Those issues determined to possess overwhelming safety characteristics are designated SP-1+. Municipal notes designated SP-1 are considered to have a very strong or strong capacity to pay principal and interest. Municipal notes designated SP-2 are considered to have a satisfactory capacity to pay principal and interest.

                   RISK FACTORS OF CONCENTRATING IN CALIFORNIA


   The following discusses the risks of concentrating investments in obligations of the State of California ("California" or "State") and its political subdivisions, duly constituted authorities and corporations.

   The Funds' investments are susceptible to possible adverse effects of the complex political, economic and regulatory matters affecting California issuers. It is impossible to determine the impact of any legislation, voter initiatives or other similar measures which have been or may be introduced to limit or increase the taxing or spending authority of state and local governments or to predict such governments' abilities to pay the interest on, or repay the principal of, their obligations.

   In the early 1990's, California experienced a prolonged recession coupled with deteriorating fiscal and budget conditions. The State also contended with natural disasters including fires, a prolonged drought and a major earthquake in the Los Angeles area (January 1994), rapidly growing population, and increasing social service requirements. Over the past years, the economy has begun to show signs of renewed economic growth, albeit at a modest pace. However, it is unlikely that the California economy will stage a major turnaround or expand at rates equal to the mid-1980's.

   In fiscal year ("FY") 1998, the economic recovery in California broadened and continued to pick up momentum, again outpacing the nation and exceeding the growth recorded during the previous four years. Nationally, the State retained its first place ranking in employment creation by adding over 400,000 new jobs; reflecting a growth of 3.5% and exceeding the national average by 0.9%. Although the unemployment rate improved 0.4% and fell to an eight-year low of 5.8% in July 1998, it still trails the national rate by over 1 point. Over the next three years, projections call for non-farm employment to continue expansion of about 2% annually and personal income to maintain a 5% growth rate. Both forecasts place growth in California ahead of the national economy through 2000. Any setbacks to continuation of economic growth or breakdowns in fiscal discipline could produce budgetary pressures on State programs and local governments.

   Recovery from the prolonged recession of the early 1990's has produced a steady increase in California tax and fee revenues. Coupled with disciplined spending programs, revenue growth has outpaced the need for additional state expenditures driven by the State's growing population. Over the last three years, the largest General Fund program - K-12 schools and community colleges - has been increasing by twice as fast revenues. For FY 1998 and FY 1999, these programs will comprise over 50% of all General Fund expenditures. Efficiencies gained from revamping key state services particularly in programs related to health and welfare have allowed the state to maintain structural balance over this period. Going forward, the increasing demands of a growing population including needed infrastructure improvements may begin to produce structural imbalances should the state's fiscal discipline or the pace of the recovery begin to falter.

   The principal sources of the State's General Fund revenues are the California personal income tax (50% of total revenues) sales and use tax (32%) and bank and corporation taxes (11%). The State maintains a Special Fund for Economic Uncertainties ("SFEU") derived from General Fund revenues as a reserve to meet cash needs of the General Fund but which is required to be replenished as soon as sufficient revenues are available. The SFEU carried an estimated positive balance of $1.8 billion at the end of FY 1998 and in the FY 1999 budget, the Legislature expects to draw the balance down to $1.2 billion by year end.

   The State has no existing obligation with respect to any obligations or securities of Orange County, County of Los Angeles or other local entities. However, the State may be obligated to intervene to ensure that school districts have sufficient funds to operate or to maintain certain county-administered State programs.

   After filing for protection under Chapter 9 of the Federal Bankruptcy Code in December 1994, Orange County, California ("Orange County") emerged from under court supervision in June 1996 after the successful sale of $880 million in municipal bonds allowed the county to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%. In December 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998, Fitch assigned outstanding Orange County pension obligation bonds a BBB rating. The intervening period has seen the lingering effects of this fiscal crisis which has required the County to continue to explore opportunities to reduce spending and expand its revenue base to balance meeting debt service, now comprising 20% of all the County Funds and delivering essential services. In FY 1998-99, the County plans to continue its strategy to reduce the debt load, upgrade the County credit standing and meet essential capital improvements.

   FY 1998 provided evidence of an on-going economic and fiscal recovery in the County of Los Angeles, the nation's largest county, aided by the rebound of its diverse economy and the effective implementation of health care restructuring and welfare reform.

   In August 1995, the credit rating of the county's long-term bonds was downgraded for the third time since 1992 as a result of, and among other things, severe operating deficits for the county's health care system. In addition, the county was affected by an ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In April 1998, the Los Angeles County Chief Administrative Officer proposed an approximately $13.2 billion 1998-1999 budget, which would be 5.4% larger than the 1997-1998 budget, reserving the right to make further changes to reflect revenue allocation decisions in the final State budget. In December 1998, Moody's raised the ratings on the County's general obligation bonds to A1 from A2. The City of Los Angeles is the largest city in the county and its general obligation bonds are rated AA by S&P and Aa by Moody's.

   The 1994-95 Budget Act provided for an estimated $41.9 billion of General Fund revenues, and $40.9 billion of expenditures. The budget assumed receipt of about $750 million of new federal assistance for the costs of undocumented immigrants which was not received, as well as a plan to defer retirement of $1 billion of the accumulated budget deficit until the 1995-96 fiscal year. However, the rebounding economy and sound fiscal restraints resulted in the General Fund posting an operating surplus of $700 million on total revenues of over $42.7 billion. Because of the accumulated budget deficit from prior years, the payment of certain unbudgeted expenditures to schools to maintain constant per-pupil aid levels, and a reduction of the level of available internal borrowing, depleted the State's cash resources. The lack of liquidity resulted in a series of external borrowings to pay its normal expenses, including borrowings which were carried over into succeeding fiscal years.

   The 1995-96 Budget projected General Fund revenues of $44.1 billion and expenditures of $43.4 billion. Key components built into the budget included the receipt of about $830 million of new Federal aid for undocumented immigrants' costs and the successful resolution of litigation concerning previous budget actions. This Budget eliminated the outstanding deficit including all short-term borrowings and generated a significant surplus of $1.3 billion by year end. The major tax sources (Income, Sales and Corporation Taxes) of the State grew by over $3.7 billion in FY 1995-96. The tax revenue growth provided strong evidence of the breadth of California's economic rebound and offset some reductions in Federal aid.

   The 1996-97 budget called for General Fund expenditures of $47.25 billion against expected revenues of $47.64 billion, a general increase of 4% over FY 1995-96. Specific features of the proposal included additional investments in infrastructure, educational technology and programs, reductions in welfare expenditures and renter tax credits. Following enactment of the 1996-97 Budget, a federal welfare reform act, the "Personal Responsibility and Work Opportunity Act" ("Law")was signed into law. The Law included lifetime limits on certain welfare assistance, denial of benefits to illegal immigrants, a reduction in benefits to certain legal non-citizens and changes in the Food Stamp program, including lower benefits and a work requirement. The Law provided California with approximately $3.7 billion in block grant funds for FY 1996-97. The General Fund results showed that final expenditures totaled over $48 billion with an operating surplus of approximately $860 million. The SFEU projected a year end balance of $639 million.

   The 1997-98 budget provided for General Fund expenditures of $52.8 billion against revenues of $52.5 billion. Significant features included: additional investments in K-12 education, public safety and corrections, increased support of higher education, reform of public welfare, no change in taxes and a $1.235 billion full payment of deferred contributions to the Public Employment Retirement System. During FY 1997-98, additional legislation was passed that increased educational expenditures and cut welfare spending. The year also saw tax revenues exceed budgeted levels for the second consecutive year. These changes produced an unexpected operating surplus in the General Fund from final expenditures of $53.3 billion and revenues of $55.5 billion. At year end, the SFEU projected to over $1.7 billion at year end.

   Enacted on August 21, 1998, the 1998-99 Budget provided authority for $57.3 billion in General Fund expenditures, a 7.3% increase over FY 1997-98. Based upon projected revenues of $56.9 billion, the budget projects a final balance equal to 2.2% of General Fund expenditures in the SFEU, the highest level since 1986. Significant programs include: tax reductions featuring a 25% cut in vehicle licensing fees, increases in dependent exemptions, and credits for renters and businesses, increased education spending for K-12 programs, additional higher education spending and increased funding for social service agencies and the trial court system. The successful achievement of this budget hinges upon continued economic growth throughout the State and the impact of a variety of fiscal bills passed by the legislature after the enactment of the budget.

   California's reliance on information technology in every aspect of its operations has made Year 2000-related ("Y2K") information technology issues a high priority for California. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the year 2000. In late August 1998, the State Auditor released a report on "Year 2000 Computer Problems." The report noted concern that departments were not making adequate plans to test remediated systems, were not focusing sufficiently on problems associated with data interface with other governmental and private bodies, and were not far enough along in developing "business continuation plans" to ensure continued operations after January 1, 2000 in the event of information technology problems. Although the DOIT reports that State departments are making substantial progress overall toward the goal of Y2K compliance, the task is very large and will likely encounter unexpected difficulties. California cannot predict whether all mission critical systems will be ready and tested by late 1999 or what impact failure of any particular information technology system(s) or of outside interfaces with State information technology systems might have.

   The Governor's proposed budget for fiscal year 1999-2000 proposes total State spending of $76.2 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.1% from the 1998-1999 budget. This total includes $60.5 billion in General Fund spending (a 3.8% increase) and $15.7 billion in special funds spending. The Governor's proposed budget anticipates a $415 million reserve by the close of the fiscal year. The proposed budget addresses an anticipated funding shortfall of $2.3 billion (which includes funds to rebuild the reserve) through a combination of new state and federal resources, the rescheduling of certain expenditures, under budgeting certain expenditures, spending cutbacks, and savings assumptions.

   As of November 1, 1998, the State had over $18.6 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $5.7 billion remained unissued as of November 1, 1998. At the November 3, 1998 election voters approved a bond measure totaling $9.2 billion for public school construction and renovation, and for higher education facilities. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of November 1, 1998, the State had approximately $6.5 billion of outstanding Lease-Purchase debt.

   In addition to the general obligation bonds, State agencies and authorities had approximately $24.6 billion aggregate principal amount of revenue bonds and notes outstanding as of September 30, 1998. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, education facilities (including the California State University and University of California systems), housing health facilities, and pollution control facilities.

   Changes in California laws during the last two decades have limited the ability of California State and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13. Proposition 13 limits ad valorem (according to value) taxes on real property and restricts the ability of taxing entities to increase real property taxes and assessments, and limits the ability of local governments to raise other taxes. In November 1996, the voters also approved Proposition 218 which further defines and extends situations limiting the ability of localities to impose taxes or change tax rates without voter approval. The full impact of Prop 218 on outstanding and proposed taxes will require further clarification through court rulings on specific legal tests and challenges.

   Article XIII B of the California Constitution ("Appropriation Limit") imposes a limit on annual appropriations. Originally adopted in 1979, the Appropriation Limit was modified by Proposition 98 in 1988 and Proposition 111 in 1990. The appropriations subject to the Article consist of tax proceeds that include tax revenues and certain other funds. Excluded from the Appropriation Limit are prior (pre-1979) debt service and subsequent debt incurred as the result of voter authorizations, court mandates, qualified capital outlay projects and certain increases in gasoline taxes and motor vehicle weight fees. Certain civil disturbance emergencies declared by the Governor and appropriations approved by a two-thirds vote of the legislature are excluded from the determination of excess appropriations, and the appropriations limit may be overridden by local voter approval for up to a four-year period.

   In 1998, California voters approved Proposition 98, a combined initiative constitutional amendment and statute that changed school funding below the university level by guaranteeing K-14 schools a minimum share of General Fund Revenues. Suspension of the Proposition 98 funding formula requires a two-thirds vote of Legislature and the Governor's concurrence. Proposition 98 also contains provisions transferring certain funds in excess of the Appropriation Limit to K-14 schools.

   Substantially all of California is located within an active geologic region subject to major seismic activity. Any California municipal obligation in the Funds could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of: (1) an issuer to have obtained earthquake insurance coverage at reasonable rates; (2) an issuer to perform on its contract of insurance in the event of widespread losses; or (3) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

   The January 1994 major earthquake in greater Los Angeles (Northridge) was estimated to have resulted in up to $20 billion in property damage. Significant damage was incurred by public and private facilities in four counties. Los Angeles, Ventura, Orange and San Bernadino Counties were declared State and Federal disasters. The Federal government approved a total of $9.5 billion in earthquake relief funds for assistance to homeowners and small businesses, as well as repair of damaged public facilities.

                  RISK FACTORS OF CONCENTRATING IN CONNECTICUT

   The following concerns the risks of concentrating investments in obligations of the State of Connecticut ("State") and its political subdivisions, duly constituted authorities and corporations.

   Connecticut's  economy is diverse,  with  manufacturing,  services  and trade accounting for approximately 70% of total nonagricultural employment. Manufacturing employment has been on a downward trend since 1984 while nonmanufacturing employment has risen significantly. From 1970 to 1992, manufacturing employment has declined 30.8% while the number of persons employed in service-related industries, such as trade, government, health, education, recreation, utilities, finance, insurance, transportation, and real estate increased 60.8%. Although agriculture remains significant to Connecticut, the amount of land devoted to farming has declined over time. These trends are expected to continue in the future. Tourism and summer residency are also economic factors.

   Manufacturing has traditionally been of prime economic importance to Connecticut and remains the State's single most important economic activity. The manufacturing industry is diversified, with transportation equipment (primarily commercial and defense related) the dominant industry, followed by fabricated metal products, non-electrical machinery and electrical machinery. Defense-related business plays an important role in the Connecticut economy. Economic activity has been affected by the volume of defense contracts awarded to Connecticut firms. In the past ten years Connecticut has generally ranked from 6th to 11th among all states in total defense contracts awards, receiving
2.8% of all such contracts in 1992. On a per capita basis, defense awards to Connecticut have been among the highest in the nation. In recent years, the federal government has reduced defense-related spending and this trend is expected to continue. Both United Technologies Corporation and General Dynamics Corporation's Electric Boat Division have announced substantial labor force reduction. Any further decline in the federal defense budget could have a detrimental affect on the Connecticut economy.

   The industrial activity of the State is concentrated in two regions. The first, the Naugatuck Valley, extends from Bridgeport north through Ansonia and Waterbury to Torrington, and has a high proportion of heavy industry. The second, a belt extending from Hartford southwest through New Britain, Middleton and Meriden to New Haven, is typified by highly skilled precision metal products manufacturing. In addition, certain large submarine building activity and chemical production exist in the Groton area.

   Hartford, the capital of Connecticut, is a center of the insurance industry and a major service center for business and commerce. The southwestern portion of the State benefits from its proximity to New York City, with a substantial amount of suburban commutation to New York. An important factor in Connecticut's overall economic and employment picture is the influx of major business organizations that are relocating corporate headquarters or executive offices in Connecticut. Major employers in Connecticut include United Technologies Corporation, General Dynamics Corporation, Aetna Life and Casualty Company, The Travelers Insurance Company and Yale University.

   General Fund budgets for the biennium ending June 30, 1997, were adopted in 1995 anticipating expenditures of $8,987,907,123 and revenues of $8,988,180,000 for the 1995-96 fiscal year and anticipating expenditures of $9,311,125,170 and revenues of $9,311,700,000 for the 1996-97 fiscal year.

   The primary method for financing capital projects by the State is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. As of March 1, 1995, there was a total legislatively authorized bond indebtedness of $10,194,811,925, of which $8,673,257,677 had been approved for issuance by the State Bond Commission and $7,334,468,663 had been issued.

   To meet the need for reconstructing, repairing, rehabilitating and improving the State transportation system (except Bradley International Airport), the State adopted legislation which provides for, among other things, the issuance of special tax obligation ("STO") bonds, the proceeds of which will be used to pay for improvements to the State's transportation system. The STO bonds are special tax obligations of the State payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and deposited in the special transportation fund. The cost of the infrastructure program for the twelve years beginning in 1984, to be met from federal, state, and local funds, was recently estimated at $9.4 billion. To finance a portion of the State's $4.1 billion share of such cost, the State expects to issue $3.7 billion of STO bonds over the twelve-year period.

   As of March 1, 1995, the General Assembly has authorized STO bonds for the program in the aggregate amount of $3,794,938,104, of which $3,144,650,752 had been issued. It is anticipated that additional STO bonds will be authorized by the General Assembly annually in an amount of equal rank with the outstanding bonds provided certain pledged revenue coverage requirements of the STO indenture controlling the issuance of such bonds are met. The State expects to continue to offer bonds for this program.

   On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions, which has not yet occurred. Accordingly, the adopted budget complies with the current statutory spending cap definitions enacted in 1991. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional statutory definitions of general budget expenditures.

   In order to promote economic stability and provide a positive business climate, several tax changes were adopted during the 1993 legislative session. Among the most significant changes was a four year gradual rate reduction to the Corporation Business Tax based on income. Additionally, the interest rate for late payment of the Corporation Business Tax was reduced and additional tax credits, including a research and development tax credit, were created. In addition, several Sales Tax exemptions were added which include, among others, amusements and recreation, certain tax preparation services and car washes.

   Although the State recorded General Fund surpluses in its fiscal years 1985 through 1987, Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. The Comptroller's annual reports for the fiscal years ended June 30, 1992, 1993 and 1994 reflected General Fund operating surpluses of $110 million, $113.5 million, and $19.7 million, respectively. The Comptroller's monthly report for the period ended August 31, 1994 stated that on a GAAP basis the cumulative deficit is $531 million for fiscal 1994-95. The deficit continued to narrow in fiscal 1996 from $496 million to $399 million. As of June 1998, S&P, Moody's and Fitch rated Connecticut's bonds AA-, Aa3 and AA, respectively.

   While the enacted budget for fiscal 1997 relied on non-recurring measures to achieve balance, the State has chosen to defer some $100 million of these measures, a decision made possible by better-than-expected revenue performance which began in the final quarter of fiscal 1996 and has continued to date in 1997.

   There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the ability of Connecticut issuers or obligors of State, municipal and public authority debt obligations to meet their obligations thereunder.

                    RISK FACTORS OF CONCENTRATING IN FLORIDA

   The following concerns the risks of concentrating investments in obligations of the State of Florida ("State") and its political subdivisions, duly constituted authorities and corporations.

   The Fund invests in obligations of Florida issuers which results in the Fund's performance being subject to the risks associated with the overall conditions present within the State. The following information is a brief summary of the recent prevailing economic conditions and a general summary of the State's financial status. This information is based on official statements relating to securities that have been offered by Florida issuers and from other sources believed to be reliable but should not be relied upon as a complete description of all relevant information.

   Florida is the twenty-second largest state with an area of 54,136 square miles and a water area of 4,424 square miles. The State is 447 miles long and 361 miles wide with a tidal shoreline of almost 2,300 miles. According to the U.S. Census Bureau, Florida moved past Illinois in 1986 to become the fourth most populous state, and as of 1990, had an estimated population of 13.2 million. The State's debt reflects its rapid population growth, which has created sustained spending pressure for basic governmental infrastructure and services. Management restraint and budgetary control have enabled the State to balance its budget through periods of economic weakness while meeting the needs of this growing population.

   Services and trade continue to be the largest components of the Florida economy, reflecting the importance of tourism as well as the need to serve Florida's rapidly growing population. Agriculture is also an important part of the economy, particularly citrus fruits. Oranges have been the principal crop, accounting for 70% of the nation's output. Manufacturing, although of less significance, is a rapidly growing component of the economy. The economy also has substantial insurance, banking, and export participation. Unemployment rates have historically been below national averages, but have recently risen above the national rate.

   Section 215.32, Florida Statutes, provides that financial operations of the State of Florida covering all receipts and expenditures must be maintained through the use of three funds--the General Revenue Fund, the Trust Fund, and the Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. The Working Capital Fund receives revenues in excess of appropriations and its balances are freely transferred to the General Revenue Fund as necessary. In November, 1992, Florida voters approved a constitutional amendment requiring the State to fund a Budget Stabilization Fund to 5% of general revenues, with funding to be phased in over five years beginning in fiscal 1995. The Working Capital Fund will become the Budget Stabilization Fund. Major sources of tax revenues to the General Revenue Fund are the sale and use tax, corporate income tax and beverage tax.

   The over-dependence on the sensitive sales tax creates vulnerability to recession. Accordingly, financial operations have been strained during the past few years, but the state has responded in a timely manner to maintain budgetary control.

   Florida's debt structure is complex. Most state debt is payable from specified taxes and additionally secured by the full faith and credit of the state. Under the general obligation pledge, to the extent specified taxes are insufficient, the state is unconditionally required to make payment on bonds from all non-dedicated taxes.

   Currently, the State's general obligation bonds are rated Aa2, AA+ and AA by Moody's, S&P and Fitch, respectively.

   The Fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the State; and the underlying condition of the State, and its municipalities.

                      RISK FACTORS OF CONCENTRATING IN MASSACHUSETTS

   The following concerns the risks of concentrating  investments in obligations
of  the  Commonwealth  of  Massachusetts   ("Commonwealth")  and  its  political
subdivisions, duly constituted authorities and corporations.

   There has been a significant improvement in the Massachusetts unemployment rate since 1975 when it was 12 percent. The Commonwealth has recovered well from the decline of the apparel, textile and leather industries. Its employment mix is now particularly strong in high technology, military contractors, financial services, and education. In 1992, 33% of the work force was in the service sector.

   Boston is the transportation and commercial center for New England. It has an improving seaport and extensive railroad and trucking facilities, and its Logan International Airport is the tenth busiest airport in the U.S. Boston is also a substantial world financial center, the home of major banking, insurance, mutual fund and investment institutions. The concentration of educational institutions in Boston, and Massachusetts generally, has contributed greatly to the growing strength of the Massachusetts economy.

   Between 1991 and 1992, the state has lost 22,900 manufacturing jobs, from 485,000 to 462,100 (4.7%), and the unemployment rate in January 1994 was 7.2% while the U.S. unemployment rate was 6.7%. Increasing unemployment claims have also caused a deficit in the unemployment compensation trust fund of $120 million as of December 31, 1993. Between January 1993 and November 1993, 2,547 businesses failed; a slight decrease of 273 (9.68%) from the same period in 1992. Further, it is estimated by the Defense Budget Project that civilian defense related employment will decline to 90,000 in 1993 from 107,000 in 1990.

   As of June, 1995, however, the Commonwealth's unemployment rate was 5.6% as compared to a national average of 5.6%. Per capita personal income in the Commonwealth is currently higher than the national average, but, however, growing at a rate lower than the national average. As of January 1997, the unemployment rate was 4%.

   Commonwealth spending exceeded revenues in each of the five fiscal years commencing fiscal 1987 and the Commonwealth's tax revenues during this period repeatedly failed to meet official forecasts. During the period, fund balances in the budgeted operating funds declined from an operating balance of $1.072 billion in fiscal 1987 to an ending balance of negative $1.104 billion for fiscal 1990. For fiscal 1991, these funds attained positive ending balances of $237.1 million. Fiscal 1992 ended with positive fund balances of $549.4 million, after carrying forward the fund balances from fiscal 1991. Fiscal 1993 ended with positive fund balances of $562.5 million.

   In fiscal 1994, which ended June 30, 1994, the total revenues of the budgeted operating funds of the Commonwealth during such fiscal year increased by approximately 5.7% over the prior fiscal year, to $15.550 billion. Expenditures increased by 5.6% over the prior year, to $15.523 billion. As a result, the Commonwealth ended fiscal 1994 with a positive closing fund balance of $589.3 million.

   The Commonwealth's audited financial report for fiscal 1996 indicates a continued trend of balanced financial operations and continued fund balance surpluses. The undesignated General Fund balance (GAAP-basis) rose to $123 million in fiscal 1996, up from a $25 million deficit at the end of fiscal 1995, while the Budgeted Operating Funds balance (GAAP-basis) increased to $709 million, up from $287 million in fiscal 1995.

   The current ratings of the Commonwealth's general obligation bonds are Aa3, AA- and AA- by Moody's, S&P and Fitch, respectively.

   There can be no assurance that general economic difficulties or the financial circumstances of Massachusetts or its political subdivisions will not adversely affect the ability of Massachusetts issuers or obligors of Commonwealth, municipal and public authority obligations to meet those obligations.

                    RISK FACTORS OF CONCENTRATING IN MICHIGAN

   The following discusses the risks of concentrating investments in obligations of the State of Michigan (the "State") and its political subdivisions, duly constituted authorities and corporations.

   The State's financial management will continue to be tested by its dependence on the inherently cyclical auto industry. While the State's employment base has diversified away from durable goods manufacturing to trade and services, it remains auto-dependent. Auto industry employment in the State has been stable and should prove less cyclical than in the past as a result of corporate restructuring and reinvestment which has improved its competitive position. In addition, recent industry investments in the State should enable it to retain a significant share of vehicle manufacturing as well as a primary role in research and development. The State's economy, however, is likely to be more cyclical than other states over the long term.

   The State's unemployment rate was 4.0% through January 1998 versus a national rate of 4.7%. The State's unemployment rate has remained below the national average for the past 2.5 years. Prior to 1998, the State's unemployment rate had exceeded the national rate for the past 15 years. Personal income grew 9.4% in 1994 and 6.5% in 1995, but slowed to 4.3% in 1996 and 4.6% in 1997. The national economic recovery has continued to be robust in Michigan.

   The State constitution limits the State's general obligation debt to (i) short-term debt for State operating purposes; (ii) short and long-term debt for the purpose of making loans to school districts; and (iii) long-term debt for voter-approved purposes. The State has issued and has outstanding general obligation full-faith and credit bonds and notes for Water Resources, Environmental Protection, Recreation Programs and School Loan purposes. As of September 30, 1997, the outstanding principal amount of State general obligation bonds was approximately $655,184,000 with annual debt service requirements of approximately $63,760,000 and $63,617,000 for the fiscal years ending September 30, 1998 and 1999, respectively. The State issued between $500 million and $900 million in short-term general obligation notes in each fiscal year from 1990-91 through 1997-98, except during the 1993-94 fiscal year when no notes were issued. These notes were issued for cash-flow purposes and were fully paid at maturity.

   In 1977, the State enacted legislation which created the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). This fund is designed to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF on September 30, 1995 was $987.9 million, on September 30, 1996 was $614.5 million and estimated to be $646.3 million on September 30, 1997. The balance is net of a reserve for future education funding of $529.1 million on September 30, 1996 and $572.6 million on September 30 1997.

   The State's economic forecast for calendar years 1998 and 1999 projects healthy growth. Real GDP is projected to grow 3.1 % in 1998 and 2.0 % in 1999, on a calendar year basis. Car and light truck sales are expected to total 14.9 million units in 1998 and 14.8 million units in 1999. Total wage and salary employment is projected to grow 1.7% in 1998 and 0.8% in 1999. The unemployment rate is projected to average 4.1% in 1998 and 4.4% in 1999. These forecasts reflect the ongoing diversification of the Michigan economy.

   The State has made significant progress in achieving a strengthened financial position and long-term structural budget balance through aggressive management controls and conservative fiscal practices. This progress is evident in the State's buildup and maintenance of a large "rainy day" cash reserve. Continued conservative fiscal management practices should enable the State to keep finances balanced over the course of future economic cycles.

   At present, the State's general obligation bonds are rated AA+ and Aa1by Standard & Poors and Moody's.

   There can be no assurance that general economic difficulties or the financial circumstances of Michigan or its political subdivisions will not adversely affect the ability of Michigan issuers or obligors of State, municipal and public authority debt obligations to meet those obligations.

                   RISK FACTORS OF CONCENTRATING IN NEW JERSEY

   The following discusses the risks of concentrating investments in obligations of the State of New Jersey ("State") and its political subdivisions, duly constituted authorities and corporations.

   New Jersey is the ninth largest state in population and fifth smallest in land area. With an average of 1,050 persons per square mile, it is the most densely populated of all the states. The State's economy is diversified consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

   After enjoying an extraordinary boom during the mid-1980s, New Jersey as well as the rest of the Northeast slipped into an economic slowdown well before the onset of the national recession which officially began in 1990 (according to the National Bureau of Economic Research). Initially, this slowdown was an expected response to the State's tight labor market and the fewer number of young persons from the "baby bust" generation born in the late 1960s and early 1970s, entering the labor force.

   By the beginning of the national recession, construction activity had already been declining in New Jersey for nearly two years. As the rapid acceleration of real estate prices forced many would-be homeowners out of the market and high non-residential vacancy rates reduced new commitments for offices and commercial facilities, construction employment began to decline; also growth had tapered off markedly in the services sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking. Reflecting the downturn, the rate of unemployment in the State rose from a peace time low of 3.6% during the first quarter of 1989 to an estimated 6.6% in 1991. In 1992 the State's unemployment rate moved ahead of the nation's for the first time in a decade to an annual average of 8.4% versus 7.4% in the U.S.

   Unemployment in the State has been declining since July 1992, when it peaked at 9.6% according to U.S. Bureau of Labor Statistics estimates based on the federal government's monthly household survey. The same survey shows joblessness dropping to an average of 8.4% during the fourth quarter of 1992, to an average of 7.8% in the first quarter of 1993 before declining to 6.9% in June 1993. Since then, the unemployment rate fell to 6.9% during the first quarter of 1995.

   Effective January 1, 1994, personal income tax rates in the State of New Jersey (the "State") were cut by 5% for all taxpayers. Effective January 1, 1995, the personal income tax rates were cut by an additional 10% for most taxpayers. By a bill signed into law on July 4, 1995, New Jersey personal income tax rates have been further reduced so that coupled with the prior rate reductions, beginning with tax year 1996, personal income tax rates will be, depending on a taxpayer's level of income and filing status, 30%, 15% or 9% lower than 1993 rates.

   The State ended fiscal 1996 with estimated undesignated balances of $873 million, down from the prior year's $950.2 million. Fiscal 1997 appropriations total $15.978 billion, down $211 million or 1.3% from the prior year. The 1997 budget will accommodate the final stage of the State's $1.25 billion multi-year personal income tax cut, which rolled back nearly half of $2.8 billion in sales and income tax increases enacted in fiscal 1991. At present, there is no evident threat to the stability of this budget.

   Currently, the State's general obligation bonds are rated AA+, Aa1 and AA+ by S&P, Moody's and Fitch, respectively.

   Prospects for New Jersey are favorable, although a return to pace of the 1980s is highly unlikely. Although growth is expected to be slower than in the nation, the local advantages that have served the State well for many years will remain. Structural changes that have been going on for years can be expected to continue, with job creation primarily in the services sector. Evidence of the State's improving economy can be found in increased homebuilding, and other areas of construction activity, rising consumer spending for new cars and light trucks and the decline in the unemployment rate.

                    RISK FACTORS OF CONCENTRATING IN NEW YORK

   The following concerns the risks of concentrating investments in obligations of the State of New York ("State") and its political subdivisions, duly constituted authorities and corporations.

   The financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be complex, may vary from fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. The information set forth below concerns the financing activities of the State, the activities of the State's authorities and public benefit corporations (the "Authorities"), the financial condition and projections of the Metropolitan Transit Authority ("MTA"), the financial condition of The City of New York (the "City"), and certain information relating to the State's other localities. Adverse developments affecting the State's financing activities, the Authorities, the MTA, the City or other localities could adversely affect the State's financial condition.

   There are a number of methods by which the State may incur debt. In addition to tax and revenue anticipation notes, the State may issue general obligation bonds and notes in anticipation of such bonds. Except for certain general obligation bonds that may be issued for specifically enumerated emergency purposes, all general obligation bonds must be authorized by the voters. The State may also, pursuant to specific constitutional authorization, directly guarantee certain Authority obligations. Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

   The State also employs two other types of long-term financing mechanisms which are State-supported but are not general obligations of the State: moral obligation and lease-purchase or contractual-obligation financing. Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The Authority's debt is secured by project revenues and statutory provisions for the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. Under lease-purchase or contractual-obligation financial arrangements, Authorities and certain municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to cover debt service and amortization of the obligations through the receipt of rental or other contract payments made by the State. State lease-purchase or contractual-obligation financing arrangements involve a contractual undertaking to make payments to an authority, municipality, or other entity, but the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

   The State also participates in the issuance of certificates of participation in a pool of leases entered into by the State's Office of General Service on behalf of several State departments and agencies and in the issuance of certificates of participation which represent proportionate interests in lease payments to be paid by the State, acting by and through the Commissioner of the Office of Mental Health of the State of New York.

   Payments for principal and interest due on general obligation bonds, interest due on tax and revenue anticipation notes, and contractual-obligation and lease-purchase payments are estimated to be $2.167 billion in the aggregate for the State's 1993-94 fiscal year and are projected to be $2.459 billion in the aggregate for the 1994-95 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992, to the extent that such interest is to be paid from an escrow fund established with proceeds of such Refunding Bonds, or the State's installment payments relating to the issuance of certificates of participation.

   The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees. There has never been a default on any moral obligation debt of any Authority.

   In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York, ("MAC"), created to provide financing assistance to New York City, is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York Sales Tax for the Benefits of New York City, the State-imposed Stock Transfer Tax and, subject to certain prior liens, local assistance payments otherwise payable to the City.

   The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. Although the State has added approximately
185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries.

   The State's budget for the 1995-96 fiscal year (April 1, 1995-March 31, 1996) was enacted by the State Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The 1995-96 fiscal year budget includes a planned three-year 20% reduction of the State's personal income tax and is the first budget in over 50 years which projects a decline in General Fund disbursements and spending on State operations.

   Audited financial statements for fiscal 1996 indicate that New York's accumulated deficit was not reduced in fiscal 1996, despite the State's ending cash balance of $445 million. Accounting treatment of other actions in the fiscal 1996 budget offset the positive effect of the cash surplus, showing that the State made no progress in reducing this sizable accrued liability.

   In January, the State projected that the fiscal 1997 budget would end with a cash surplus of $1.3 billion and a GAAP-basis operating surplus of $886 million. However, the benefit of this improvement is lost due to the drawdown of the surplus for fiscal 1998, with the State projecting a fiscal 1998 deficit at about the same level as the close of fiscal 1996.

   Currently, Moody's, Standard & Poor's and Fitch rate New York State's outstanding general obligation bonds A2, A and A+, respectively. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the New York Tax-Exempt Fund invests.

                              THE CITY OF NEW YORK

   The fiscal health of the State is closely related to the fiscal health of its localities, particularly, the City of New York ("the City"), which has required and continues to require significant financial assistance from the State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion. However, there can be no assurance that the City will not have a sizable deficit in the future.

   In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created MAC to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller of the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities.

   The City operates under a four-year financial plan which is prepared annually and is periodically updated. On June 30, 1986, the Control Board's powers of approval over the City's financial plan were suspended pursuant to the Financial Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position. The City submits its financial plans as well as the periodic updates to the Control Board for its review.

   Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for the City's financial plan or if other uncertainties materialized that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

   More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. In 1993 and 1994, the City experienced job gains of 2,000 and 21,000, respectively. The City now projects, and its current four-year financial plan assumes, that economic growth will slow in calendar years 1995 and from one year to the next and the City budget for fiscal year 1996 reduces City-funded spending for the second consecutive year. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional reductions in City services or entitlement programs or tax or other revenue increases which could adversely affect the City's economic base.

   In July 1995, the City published the City Financial Plan for the 1996-1999 fiscal years. The 1996-1999 Financial Plan projects revenues and expenditures for the 1996 fiscal year (July 1, 1995-June 30, 1996) balanced in accordance with GAAP. The City Financial Plan sets forth proposed actions to close a previously projected budget gap of approximately $3.1 billion for the 1996 fiscal year. Such gap-closing actions for the 1996 fiscal year include, among others, substantial reductions in entitlement programs, City service and personnel reductions, saving initiatives related to labor and pension costs, increases in federal and State aid, the sale of certain City assets and increases in certain lease and fee payments due the City.

   The City Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.46 billion and $1.44 billion for the 1997 through 1999 fiscal years, respectively, after the successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. Proposed gap-closing actions for the 1997 through 1999 fiscal years include additional service and expenditure reductions, labor productivity gains and fee initiatives.

   Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.3 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

   As of March 22, 1995, Moody's Investors Services, Inc. ("Moody's") rated the City's general obligation bonds Baa1 and Fitch Investors Service, Inc. ("Fitch") rated such bonds A-. On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+. Standard & Poor's stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds. By June of 1998, Moody's had upgraded the City's general obligation debt to a rating of A3.

                      RISK FACTORS OF CONCENTRATING IN OHIO

   The following concerns the risks of concentrating investments in obligations of the State of Ohio ("State") and its political subdivision, duly constituted authorities and corporations.

   Financial Operations continued to show improvement in fiscal year 1996. The State achieved an operating surplus as total operating revenue grew more rapidly than total expenditures. The State ended the biennium with an estimated general revenue fund balance of $597.6 million. The State's reserves have been restored to levels which now exceed those seen before the last recession. General revenue spending increased in 1997, with increases in most major spending categories except health and human services, which decreased 0.2%. Revenues and expenditures met target levels for the first six months of fiscal 1996.

   The State's current direct debt levels are relatively moderate, representing, on a per capita basis, $592 or 2.5% of personal income. Debt service payments to cover general obligations and lease obligations constitute approximately 5% of the State's budget.

   Over the past ten years, employment and earnings in Ohio have grown steadily and become more diversified. Although manufacturing still provides 21% of the employment in the State, employment growth in the services and trade sectors has created a more stable economy. Statewide employment was up 3% from 1990-1995, and employment gains in 1994 and 1995 were enough to offset losses in recession years. Although manufacturing employment decreased 1.2% in the year ending August 1997, growth in the services, trade and construction industries should continue to produce strong economic growth.

   The rate of personal income growth, however, has declined as lower-paying service jobs have replaced those lost in manufacturing, with income levels currently slightly below the national average. Personal income per capita, which nearly equaled that of the U.S. in 1970, was 96% of the U.S. figure in 1996.

   Currently, Ohio's general obligation bonds are rated Aa1, AA+ and AA+ by Moody's, S&P and Fitch, respectively.

                      RISK FACTORS OF CONCENTRATING IN PENNSYLVANIA

   The following concerns the risks of concentrating investments in obligations of the State of Pennsylvania ("State") and its political subdivision, duly constituted authorities and corporations.

   Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. the Commonwealth had outstanding general obligation debt of $5.2 billion on June 30, 1996. the Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania's general obligation bonds are rated Aa3, AA- and AA by Moody's, S&P and Fitch, respectively. There can be no assurance that the current ratings will remain in effect in the future. The Fund assumes no obligation to update this rating information. Over the five-year period ending June 30, 2000, the Commonwealth has projected that it will issue bonds totaling $2.1 billion and retire bonded debt in the principal amount of $2.3 billion. Certain agencies created by the Commonwealth have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon is not required. As of June 30, 1996, total combined debt outstanding for these agencies was $3.6 billion. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. The only obligations of agencies in Pennsylvania that bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital
Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. As of June 30, 1996, PHFA had $2.3 billion of revenue bonds and notes outstanding.

   Numerous local government units in Pennsylvania issue general obligation debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by the Commonwealth. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provision. Electoral debt, i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania.

   Since 1985 employment in Pennsylvania has grown by approximately 10%, while employment for the Middle Atlantic region and for the U.S. for the same period has grown by approximately 4% and 17%, respectively. the Commonwealth's average annual unemployment rate for the years 1988, 1989 and 1990 remained slightly below the nation's annual average unemployment rate, and the Commonwealth's average annual unemployment rate for the years 1992, 1993 and 1994 remained slightly above the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for January, 1996 was 6.1% compared to 5.3% for the U.S. The unadjusted unemployment rate for Pennsylvania and the U.S. for January, 1996 was 6.7% and 6.3%, respectively. The population of Pennsylvania, 12,052 million people as of July 1, 1994, according to the U.S. Bureau of the Census, represents an increase from the July 1, 1985 estimate of 11,772 million. Per capita income in Pennsylvania for calendar 1994 of $22,196 was higher than the per capita income of the U.S. of $21,699. As of June 30, 1996, Pennsylvania's Tax Stabilization Reserve Fund (GAAP Basis) had a surplus of $183.6 million.

   Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. In Baby Neal v. Commonwealth of Pennsylvania, the American Civil Liberties Union filed a lawsuit against the Commonwealth seeking an order that would require the Commonwealth to provide additional funding for child welfare services. County Of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In Pennsylvania Association of Rural and Small Schools v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

                              FINANCIAL STATEMENTS


   Financial Statements (audited) for the Trusts for the fiscal year ended May 31, 1998, including notes thereto, are incorporated by reference in the SAI from the Trusts' Annual Report to Shareholders dated May 31, 1998 filed with the SEC on July 31, 1998. Financial Statements (unaudited) for the Trusts for the fiscal period beginning June 1, 1998 through November 30, 1998 are incorporated by reference in the SAI from the Trust's semi-annual report filed with the SEC on January 27, 1999.

                                     PART C

Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements

          Included in Part A of the Registration Statement:

               Financial Highlights

          Included in Part B of the Registration Statement:

               Financial Statements (audited) for the year ended May 31, 1998, including notes thereto, are incorporated by reference in the Statement of Additional Information ("SAI") from the Registrant's Annual Report dated May 31, 1998 filed with the SEC on July 31, 1998. Financial Statements (unaudited) for the fiscal period beginning June 1, 1998 through November 30, 1998 are incorporated by reference in the SAI from the Registrant's semi-annual report filed with the SEC on January 29, 1999.

          (b)  Exhibits

               (1) Declaration of Trust (filed as an exhibit to Registrant's Initial Registration Statement dated July 22, 1983 and incorporated by reference herein)

               (2)    Bylaws  (filed  as  an  exhibit  to  Registrant's  Initial
                      Registration   Statement   dated   July   22,   1983   and
                      incorporated by reference herein)

                      Amendment No. 2 (filed as an exhibit to Post-Effective Amendment No. 10 dated July 31, 1990 and incorporated by reference herein)

               (3)    Not Applicable

               (4)    Not Applicable

               (5) Form of Investment Management Agreement between Registrant and Reserve Management Company, Inc.*

               (6) Form of Distribution Agreement and Plan of Distribution (filed as an exhibit to Registrant's Initial Registration Statement dated July 22, 1983 and incorporated by reference herein)

                      Amendment to Plan of Distribution (filed as exhibit to Post-Effective Amendment No. 45 of The Reserve Fund (File No. 811-2033) dated July 31, 1989 and incorporated by reference herein)

               (7)    Pension Plan of Reserve  Management  Corporation (filed as
                      an  exhibit  to  Post-Effective   Amendment  No.  9  dated
                      September 30, 1986 and incorporated by reference herein)

                      Amendments to Pension Plan (filed as an exhibit to Post-Effective Amendment No. 45 of The Reserve Fund (File No. 811-2033) dated July 31, 1989 and incorporated by reference herein)

               (8) (a) Custodian Agreement with Chemical Bank (filed as an exhibit to Registrant's Initial Registration Statement dated July 22, 1983 and incorporated by reference herein)

                      (b) Global Custody Agreement with Chase Manhattan Bank dated January 6, 1998*

               (9)    Form  of  Service   Agreement  (filed  as  an  exhibit  to
                      Post-Effective Amendment No. 3 dated May 31, 1985 and incorporated by reference herein)

               (10)   Opinion of counsel**

               (11)   Consent of auditors**

               (12)   Not Applicable

               (13) Form of Subscription Agreement between the Registrant and Reserve Management Company, Inc. (filed as an exhibit to Post-Effective Amendment dated July 26, 1983 and incorporated by reference herein)

               (14)   Not Applicable

               (15)   See item No. 6

               (16)   Not Applicable

               (17)   Financial Data Schedules*

               (18)   Not Applicable

               (19)   Powers of Attorney*

-------------------------------------
*    Filed herewith
**   To be filed by further post-effective amendment.


Item 25.    Persons Controlled by or Under Common Control with Registrant

Not Applicable


Item 26.    Number of Holders of Securities


                                                 Number of Record Holders at
Title of Class                                   March 26, 1999

New York Tax-Exempt Fund                         38,495


Item 27.    Indemnification

Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.


Item 28.    Business and Other Connections of Investment Adviser

Name                     Position with the Adviser     Other Businesses

Bruce R. Bent            Vice President, Secretary     Vice President,
                         and Director                  Secretary and Director
                                                       of Reserve Management
                                                       Corporation and Director
                                                       of Resrv Partners, Inc.
                                                       both of the
                                                       same address as the
                                                       Trust.

Henry B.R. Brown         President, Treasurer and      Director and Treasurer
                         Director                      of Transfer Agent Inc.,
                                                       5 Cornwall Street, N.W.
                                                       Leesburg, VA  22075


Item 29.    Principal Underwriters

      (a) Resrv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve Institutional Trust, Reserve Tax-Exempt Trust and Reserve Private Equity Series.

Name and Principal            Positions and                 Positions and
Business Address              Offices with Resrv            Offices with
                              Partners, Inc.                Registrant

Bruce R. Bent                 Chairman and                  President, Treasurer
1250 Broadway, 32nd Floor     Director                      & Trustee
New York, NY 10001-3701

James M. Freisen              Controller                    Controller
1250 Broadway, 32nd Floor
New York, NY  10001-3701

Mary Belmonte                 President                     None
1250 Broadway, 32nd Floor
New York, NY  10001-3701


Item 30.    Location of Accounts and Records

All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 1250 Broadway, 32nd Floor, New York, NY 10001-3701 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.


Item 31.    Management Services

See "Investment Management, Distribution, Service and Custodian Agreements" in the Statement of Additional Information.


Item 32.    Undertakings

Not Applicable

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this
Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(a) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No. 22 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 28th day of April, 1999.



                                    RESERVE NEW YORK TAX-EXEMPT TRUST



                                    By: /s/ Bruce R.  Bent
                                        -----------------------------------
                                        Bruce R. Bent, President


            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                          Title                         Date

/s/ Bruce R. Bent                  President, Treasurer and      April 28, 1999
------------------------------     Trustee (principal
Bruce R. Bent                      executive operating and
                                   financial officer)

*                                  Trustee                       April 28, 1999
------------------------------
Edwin Ehlert Jr.

*                                  Trustee                       April 28, 1999
------------------------------
Henri W. Emmet

*                                  Trustee                       April 28, 1999
------------------------------
Donald J. Harrington

*                                  Trustee                       April 28, 1999
------------------------------
Bruce R. Bent II

*                                  Trustee                       April 28, 1999
------------------------------
William E. Viklund

*                                  Trustee                       April 28, 1999
------------------------------
Diana P. Hermann

*                                  Trustee                       April 28, 1999
------------------------------
Richard Bassuk

/s/ MaryKathleen Foynes           Counsel and Secretary          April 28, 1999
------------------------------
MaryKathleen Foynes
*Attorney-in-Fact

                              INDEX TO EXHIBITS



Exhibit No.         Description

     (5)            Form  of  Investment   Management   Agreement   between  the
                    Registrant and Reserve Management Company, Inc.

     (8)(b) Global Custody Agreement with Chase Manhattan Bank dated January 6, 1998

     (17)           Financial Data Schedules

     (19)           Powers of Attorney